                                                                    Exhibit 99.7










                            FLOW SERVICING AGREEMENT
                          (Residential Mortgage Loans)




                          Dated as of November 1, 2006




                                  by and among




                        LUMINENT MORTGAGE CAPITAL, INC.,

                    MERCURY MORTGAGE FINANCE STATUTORY TRUST

                                       and

                     MAIA MORTGAGE FINANCE STATUTORY TRUST,
                                 as Purchasers,

                            AURORA LOAN SERVICES LLC,
                                  as Servicer,

                                       and

                          LEHMAN CAPITAL, A DIVISION OF
                         LEHMAN BROTHERS HOLDINGS INC.,
                            as Servicing Rights Owner

                                TABLE OF CONTENTS


ARTICLE I DEFINITIONS.............................................................................................1


ARTICLE II POSSESSION OF MORTGAGE FILES; MAINTENANCE OF SERVICING FILES;
           BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF
           DOCUMENTS.............................................................................................15

         Section 2.01       Possession of Mortgage Files; Maintenance of Servicing Files.........................15
         Section 2.02       Custodial Agreement; Delivery of Documents...........................................15
         Section 2.03       Closing Conditions...................................................................16

ARTICLE III REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH...................................................16

         Section 3.01       Servicer Representations and Warranties..............................................16
         Section 3.02       Purchaser Representations............................................................17

ARTICLE IV ADMINISTRATION AND SERVICING OF MORTGAGE LOANS........................................................19

         Section 4.01       Servicer to Act as Servicer..........................................................19
         Section 4.02       Liquidation of Mortgage Loans........................................................20
         Section 4.03       Collection of Mortgage Loan Payments.................................................21
         Section 4.04       Establishment of and Deposits to Custodial Account...................................22
         Section 4.05       Permitted Withdrawals From Custodial Account.........................................24
         Section 4.06       Establishment of and Deposits to Escrow Account......................................25
         Section 4.07       Permitted Withdrawals From Escrow Account............................................26
         Section 4.08       Payment of Taxes, Insurance and Other Charges........................................27
         Section 4.09       Transfer of Accounts.................................................................27
         Section 4.10       Maintenance of Hazard Insurance......................................................27
         Section 4.11       Maintenance of Mortgage Impairment Insurance.........................................29
         Section 4.12       Maintenance of Fidelity Bond and Errors and Omissions Insurance......................29
         Section 4.13       Inspections..........................................................................29
         Section 4.14       Restoration of Mortgaged Property....................................................29
         Section 4.15       Maintenance of PMI Policy; Claims....................................................30
         Section 4.16       Title, Management and Disposition of REO Property....................................31
         Section 4.17       Real Estate Owned Reports............................................................32
         Section 4.18       Liquidation Reports..................................................................32
         Section 4.19       Reports of Foreclosures and Abandonments of Mortgaged Property.......................33
         Section 4.20       Application of Buydown Funds.........................................................33
         Section 4.21       Notification of Adjustments..........................................................34
         Section 4.22       Modifications, Waivers, Amendments and Consents......................................34
         Section 4.23       Fair Credit Reporting Act............................................................35
         Section 4.24       Prepayment Premiums..................................................................35



ARTICLE V PAYMENTS TO PURCHASER..................................................................................36

         Section 5.01       Remittances..........................................................................36
         Section 5.02       Statements to Purchaser..............................................................36
         Section 5.03       Monthly Advances by Servicer.........................................................37

ARTICLE VI GENERAL SERVICING PROCEDURES..........................................................................37

         Section 6.01       Due-on-Sale Provision and Assumptions................................................37
         Section 6.02       Satisfaction of Mortgages and Release of Mortgage Files..............................38
         Section 6.03       Servicing Compensation...............................................................38
         Section 6.04       Right to Examine Servicer Records....................................................39

ARTICLE VII SERVICER TO COOPERATE................................................................................39

         Section 7.01       Provision of Information.............................................................39
         Section 7.02       Financial Statements; Servicing Facility.............................................39
         Section 7.03       Cooperation with Third-party Service Providers.......................................39

ARTICLE VIII THE SERVICER........................................................................................40

         Section 8.01       Indemnification; Third Party Claims..................................................40
         Section 8.02       Merger or Consolidation of the Servicer..............................................40
         Section 8.03       Limitation on Liability of Servicer and Others.......................................41
         Section 8.04       Limitation on Resignation and Assignment by Servicer.................................41

ARTICLE IX WHOLE LOAN TRANSFERS AND Securitization Transactions..................................................42

         Section 9.01       Removal of Mortgage Loans from Inclusion Under this Agreement........................42

ARTICLE X DEFAULT     43

         Section 10.01      Events of Default....................................................................43
         Section 10.02      Waiver of Defaults...................................................................45

ARTICLE XI TERMINATION...........................................................................................45

         Section 11.01      Termination..........................................................................45
         Section 11.02      Termination Without Cause............................................................46

ARTICLE XII MISCELLANEOUS PROVISIONS.............................................................................46

         Section 12.01      Successor to Servicer................................................................46
         Section 12.02      Amendment............................................................................47
         Section 12.03      Governing Law........................................................................47
         Section 12.04      [Reserved];..........................................................................48
         Section 12.05      Duration of Agreement................................................................48


         Section 12.06      Notices..............................................................................48
         Section 12.07      Severability of Provisions...........................................................49
         Section 12.08      Relationship of Parties..............................................................49
         Section 12.09      Execution; Successors and Assigns; Counterparts......................................49
         Section 12.10      Recordation of Assignments of Mortgage...............................................49
         Section 12.11      Assignment by Purchaser..............................................................50
         Section 12.12      Solicitation of Mortgagor............................................................50
         Section 12.13      Further Agreements...................................................................51
         Section 12.14      Confidential Information.............................................................51
         Section 12.15      Exhibits.............................................................................51
         Section 12.16      General Interpretive Principles......................................................52
         Section 12.17      Reproduction of Documents............................................................52



                                                               EXHIBITS

         Exhibit A          Form of Assignment, Assumption and Recognition Agreement
         Exhibit B          Mortgage Loan Documents
         Exhibit C          Custodial Agreement
         Exhibit D-1        Form of Custodial Account Certification Notice
         Exhibit D-2        Form of Escrow Account Certification Notice
         Exhibit E          Monthly Remittance Advice
         Exhibit F          Reserved
         Exhibit G          Form of Liquidation Report
         Exhibit H          Regulation AB Compliance Addendum
         Exhibit I          Special Foreclosure Rights Provisions

     FLOW SERVICING AGREEMENT, dated as of November 1, 2006 (as amended, restated, supplemented or otherwise modified and in effect from time to time, this "Agreement"), is made by and among LUMINENT MORTGAGE CAPITAL, INC., MERCURY MORTGAGE FINANCE STATUTORY TRUST, MAIA MORTGAGE FINANCE STATUTORY TRUST, as purchasers (collectively, the "Purchasers", and individually, as the purchaser of any Mortgage Loan (defined below) hereunder, the "Purchaser"), AURORA LOAN SERVICES LLC, as servicer (the "Servicer"), and LEHMAN CAPITAL, A DIVISION OF LEHMAN HOLDINGS INC., as servicing rights owner (the "Servicing Rights Owner").

                               W I T N E S S E T H

     WHEREAS, pursuant to the Sales Agreement, the Purchasers may purchase from time to time from Lehman Capital, A Division of Lehman Brothers Holdings Inc. (in such capacity, the "Seller") first and second lien fixed and adjustable rate mortgage loans in pools or groups of whole loans on various Closing Dates, with the servicing retained by the Seller as Servicing Rights Owner (each, a "Mortgage Loan Package"); and

     WHEREAS, the Servicing Rights Owner has designated the Servicer to service the Mortgage Loans in each Mortgage Loan Package, and the Servicer is willing to do so for the benefit of the Purchaser, in accordance with the terms herein set forth;

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each of the Purchasers and the Servicer agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Sales Agreement. Whenever used herein, the following words and phrases, unless the content otherwise requires, shall have the following meanings:

     Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices and procedures (including collection procedures)
(i) of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located, (ii) that comply with applicable federal, state and local law and (iv) that, where applicable, are in accordance with the Fannie Mae Guides in all material respects.

     Adjustable Rate Mortgage Loan: A Mortgage Loan that contains a provision pursuant to which the Mortgage Interest Rate is adjusted periodically.

     Adjustment Date: As to each Adjustable Rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

     Agreement: As defined in the introductory paragraph hereof.

     ALTA: The American Land Title Association or any successor thereto.

     Appraisal: A written appraisal of a Mortgaged Property made by a Qualified Appraiser, which appraisal must be written, in form and substance, to Fannie Mae and Freddie Mac standards, and satisfy the requirements of Title XI of the Financial Institution, Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, in effect as of the date of the appraisal.

     Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

     Approved Flood Policy Insurer: An insurer that meets the guidelines of the Federal Insurance Administration.

     Assignment,   Assumption   and   Recognition   Agreement:   The   agreement
substantially in the form of Exhibit A to this Agreement.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

     BPO: A broker's price opinion with respect to a Mortgaged Property.

     Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the State of New York, Colorado, Nebraska or the state in which the Servicer's servicing operations are located are authorized or obligated by law or executive order to be closed.

     Buydown Agreement: An agreement which provides for the application of Buydown Funds.

     Buydown Funds: In respect of any Buydown Mortgage Loan, an amount held by the servicer of such Buydown Mortgage Loan in order to enable the Mortgagor to reduce the portion of each Monthly Payment required to be made from the Mortgagor's funds.

     Buydown Mortgage Loan: Any Mortgage Loan that is subject to a Buydown Agreement.

     Buydown Period: The period of time when a Buydown Agreement is in effect with respect to a related Buydown Mortgage Loan.

     Closing Date: With respect to a Mortgage Loan Package, the date or dates, set forth in the related Memorandum of Sale, on which the Purchaser will purchase and the Seller will sell the Mortgage Loans identified therein.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

     Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

     Consumer Information: Shall have the meaning set forth in the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616 (as amended, supplemented or restated).

     Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

     Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, which is annexed hereto as Exhibit C.

     Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

     Cut-off Date: With respect to each Mortgage Loan in a Mortgage Loan Package, the date set forth in the related Purchase Price and Terms Letter.

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

     Determination Date: The fifteenth calendar day of each month (or if such fifteenth day is not a Business Day, the next immediately preceding Business
Day).

     DIF: The Deposit Insurance Fund, or any successor thereto.

     Due Date: The first day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to each Mortgage Loan for which payment from the related Mortgagor is due on a day other than the first day of the month, each such Mortgage Loan will be treated as if the Monthly Payment is due on the first day of the month following the actual Due Date.

     Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

     Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 4.12.

     Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

     Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

     Event of Default: Any one of the conditions or circumstances  enumerated in
Section 10.01.

     Fannie Mae: The entity formerly known as Federal National Mortgage Association (FNMA), or any successor thereto.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to
Section 4.12.

     First Lien Mortgage Loan: A Mortgage Loan secured by a first priority lien on the related Mortgaged Property.

     First Remittance Date: As identified in the applicable Memorandum of Sale.

     Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation (FHLMC), or any successor thereto.

     GAAP:  With  respect  to  the  financial   statements  or  other  financial
information of any Person, generally accepted accounting principals in the United States that are in effect from time to time.

     Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate.

     HUD: The United States Department of Housing and Urban Development or any successor thereto.

     Index: With respect to any Adjustable Rate Mortgage Loan, the index set forth in the related Mortgage Note for the purpose of calculating interest therein.

     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

     Interest Only Mortgage Loan: A Mortgage Loan that requires only payments of interest for a period of time specified in the related Mortgage Note.

     Interim Funder: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the interim funder pursuant to the MERS Procedures Manual.

     Investor: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the investor pursuant to the MERS Procedures Manual.

     Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, discounted payoff, foreclosure sale or otherwise, or the sale of an REO Property acquired in satisfaction of the Mortgage Loan.

     Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination (unless otherwise indicated) to the lesser of (i) the Appraised Value of the Mortgaged Property and (ii) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

     Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents.

     Memorandum of Sale: With respect to each Mortgage Loan and the Mortgage Loan Package, the memorandum of sale, substantially in the form of Exhibit E to the Sales Agreement, confirming the sale by Seller and the purchase by Purchaser of the Mortgage Loan Package on the related Closing Date.

     MERS: MERSCORP, Inc., its successors and assigns.

     MERS Designated Mortgage Loan: A Mortgage Loan for which (a) the Servicer has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Servicer, in accordance with MERS Procedures Manual and (b) the Servicer has designated or will designate the Purchaser as the Investor on the MERS System.

     MERS Procedures Manual: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

     MERS Report: The report from the MERS System listing MERS Designated Mortgage Loans and other information.

     MERS System: MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

     Monthly Advance: The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month; provided, for the purpose of clarification, that the Servicer shall not be required to make a Monthly Advance for any payments of principal or interest with respect to a reduction in the value of a Mortgage Note upon the order of a bankruptcy court of competent jurisdiction.

     Monthly Payment: With respect to any Mortgage Loan, the scheduled payment of principal, if any, and interest payable by a Mortgagor under the related Mortgage Note on each Due Date, which payment may change on any Adjustment Date as provided in the related Mortgage Note and Mortgage for any Adjustable Rate Mortgage Loan.

     Moody's: Moody's Investors Service, Inc.

     Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple or leasehold estate in real property securing the Mortgage Note.

     Mortgage File: The items pertaining to a particular Mortgage Loan, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

     Mortgage  Interest  Rate:  The annual rate of interest  borne on a Mortgage
Note in accordance with the provisions of the Mortgage Note net of any Relief Act Reduction.

     Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule annexed to the related Memorandum of Sale, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, except for any and all Servicing Rights related thereto.

     Mortgage Loan Documents: The documents referred to in Exhibit B.

     Mortgage Loan Package: The pool or group of whole loans purchased on a Closing Date, as described in the Mortgage Loan Schedule annexed to the related Memorandum of Sale.

     Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate.

     Mortgage Loan Schedule: With respect to each Mortgage Loan Package, the schedule of Mortgage Loans annexed to the related Memorandum of Sale (and delivered in electronic format to the Purchaser), such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package:

          (1)  the Servicer's Mortgage Loan number;

          (2)  Mortgagor's name (including any co-mortgagors);

          (3) the full street address, city, state and zip code of the Mortgaged Property;

          (4)  the Mortgagor's and co-mortgagor's FICO score;

          (5) a code indicating whether the loan was originated through a correspondent, retail, or wholesale channel;

          (6)  the number of units for all Mortgaged Properties;

          (7)  [Reserved];

          (8) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence, PUD, townhouse or condominium or secured by Co-op Shares;

          (9)  the Mortgage Interest Rate as of the Cut-off Date;

          (10) the Mortgage Interest Rate as of the date of origination;

          (11) the current Mortgage Loan Remittance Rate;

          (12) the Monthly Payment as of the date of origination;

          (13) the Monthly Payment as of the Cut-off Date;

          (14) the date of the Mortgage Note;

          (15) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

          (16) the date on which the first Monthly Payment was due;

          (17) the last payment date on which a payment was applied;

          (18) the original term to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule;

          (19) the scheduled maturity date;

          (20) the Loan-to-Value Ratio;

          (21) a code indicating the type of Adjustable Rate Mortgage Loan (i.e. 3/1, 5/1, 7/1, etc.);

          (22) the Gross Margin;

          (23) the Index;

          (24) Adjustment Dates and the next Adjustment Date;

          (25) the lifetime Mortgage Interest Rate cap and Periodic Caps;

          (26) a code indicating whether the Mortgage Loan is convertible or not;

          (27) a code indicating the name of the issuer of the PMI Policy, if any;

          (28) a code indicating the lien status of the Mortgage Loan;

          (29) a code indicating whether the Mortgage Loan is a Buydown Mortgage Loan;

          (30) a code indicating whether such Mortgage Loan provides for a Prepayment Penalty and, if applicable, the Prepayment Penalty period for such loan;

          (31) a   code   indicating   whether   the   Mortgaged   Property   is
               owner-occupied or investor property;

          (32) the documentation level (full, alternative, limited);

          (33) loan purpose;

          (34) the Appraised Value;

          (35) the applicable Servicing Fee Rate;

          (36) a code indicating whether the Mortgage Loan is a "high cost" (or similarly classified) loan under applicable federal, state and local laws;

          (37) the debt-to-income ratio of the Mortgagor; and

          (38) delinquency counter.

          With respect to the Mortgage Loans in the aggregate in the related Mortgage Loan Package, the respective Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date:

          (i)  the number of Mortgage Loans;

          (ii) the current aggregate outstanding principal balance of the Mortgage Loans;

          (iii) the  weighted  average  Mortgage  Interest  Rate of the Mortgage
               Loans;

          (iv) the weighted average months to maturity of the Mortgage Loans.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     Mortgaged Property: The real property, including any improvements, securing repayment of the debt evidenced by a Mortgage Note.

     Mortgagor: The obligor on a Mortgage Note.

     Nonrecoverable Advance: Any Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Monthly Advance or Servicing Advance, would not ultimately be recoverable from collections on such Mortgage Loan, Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds or other amounts received with respect to such Mortgage Loan or REO Property as provided herein.

     OCC: The Office of the Comptroller of the Currency.

     Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President, a Senior Vice President, a First Vice President, a Vice President, Assistant Vice President, Treasurer,
Secretary, Assistant Treasurer, Assistant Secretary or another authorized signatory of the Servicer.

     Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Purchaser.

     Payment Adjustment Date: With respect to each Adjustable Rate Mortgage Loan or Interest Only Mortgage Loan, the date on which Monthly Payments shall be adjusted. With respect to each Adjustable Rate Mortgage Loan, the Payment Adjustment Date shall occur on the date which is 11 months from the first payment date for the Mortgage Loan, unless otherwise specified in the Mortgage Note, and on each anniversary of such first Payment Adjustment Date.

     Periodic Interest Rate Cap: As to each Adjustable Rate Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment Date pursuant to the terms of the Mortgage Note.

     Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Servicer or any of its affiliates or for which an affiliate of the Servicer serves as an advisor:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in the highest available rating category of each Rating Agency and provided that each such investment has an original maturity of no more than 365 days; and provided further that, if the only Rating Agency is S&P and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of S&P if S&P is the Rating Agency; and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

          (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated F-1+ or higher by Fitch, rated A-1+ by S&P and rated A2 or higher by Moody's;

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating category at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment; and

          (vi) units of taxable money market funds (which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940), which funds have the highest rating available for such securities from the Rating Agencies or which have been designated in writing by the Rating Agencies as Permitted Investments;

provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

     Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

     PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

     Prepayment Period: With respect to any Remittance Date, the calendar month preceding such Remittance Date.

     Prepayment Interest Shortfall: As to any Remittance Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Remittance Date, the amount, if any, by which one month's interest at the related Mortgage Loan Remittance Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment. In no event shall the aggregate Prepayment Interest Shortfall for a month with respect to a Mortgage Loan Package exceed the Servicing Fee for such month with respect to such Mortgage Loan Package.

     Prepayment Premium: Payments received on a Mortgage Loan as a result of a Principal Prepayment hereon, not otherwise due thereon in respect of principal or interest, which, unless otherwise set forth in the Purchase Price and Terms Letter, shall be retained by the Servicer.

     Prime Rate: With respect to any date of determination, the prime rate published in The Wall Street Journal on such date.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Premium thereon (to the extent the Purchaser is entitled to such pursuant to the related Purchase Price and Terms Letter) and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Purchase Price: The price paid on the Closing Date by the Purchaser to the Servicer for the Mortgage Loans.

     Purchaser(s): As defined in the introductory paragraph hereof.

     Qualified Appraiser: An appraiser who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of the Financial Institution Reform, Recovery, and Enforcement Act and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

     Qualified Depository: Any of (i) a depository the accounts of which are insured by the FDIC and the debt obligations of which are rated AA (or its equivalent) or better by each Rating Agency; or (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by each Rating Agency.

     Qualified Insurer: (i) With respect to any PMI Policy, a mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac and (ii) with respect to any other insurance policy, an insurance company (i) duly authorized and licensed where required by law to transact and
(ii) approved pursuant to the Underwriting Guidelines without regard to any exceptions thereto.

     Rating Agency: Each of Fitch, Inc., Moody's and S&P, or any successor thereto.

     Reconstitution Agreement: As defined in Section 9.01.

     Reconstitution Date: The date on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Securitization Transaction or Whole Loan Transfer pursuant to Section 9.01 hereof. The Reconstitution Date shall be such date which the Purchaser and the subsequent purchaser or transferee of the related Mortgage Loans shall designate. On such date, except as provided in this Agreement, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Servicer's servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

     Regulation  AB  Compliance   Addendum:   Exhibit  H  attached   hereto  and
incorporated herein by reference thereto.

     Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, as amended, or any similar state or local law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

     Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately succeeding such 18th day) of any month, beginning with the First Remittance Date.

     REO Disposition: The final sale or other disposition by the Servicer of any REO Property.

     REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 4.16.

     REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

     Repurchase Price: With respect to any Mortgage Loan, the Stated Principal Balance of the Mortgage Loan plus interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser to the last day of the month in which such repurchase occurs, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase plus the amount of any advances owed to any servicer.

     Sales Agreement: The Agreement dated as of November 1, 2006, by and among the Seller and the Purchasers.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies., Inc.

     Second Lien Mortgage Loan: A Mortgage Loan secured by a second priority lien on the related Mortgaged Property.

     Securities Act of 1933 or the 1933 Act: The Securities Act of 1933, as amended.

     Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

     Servicer: As defined in the introductory paragraph hereof.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) other than Monthly Advances incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, including bankruptcies and foreclosures, (c) the management and liquidation of any REO Property, (d) compliance with the obligations under Section 4.08, (e) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property and (f) compliance with the obligations pursuant to the provisions of the Fannie Mae Guides.

     Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds to the extent permitted by Section 4.05) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 4.05.

     Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate specified for such Mortgage Loan set forth in the Memorandum of Sale.

     Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals or copies, which may be imaged copies, of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in the Custodial Agreement the originals of which are delivered to the Custodian pursuant to Section 2.02.

     Servicing Officer: Any officer of the Servicer involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Purchaser upon request, as such list may from time to time be amended.

     Servicing Rights: With respect to each Mortgage Loan, any of the following:
(a) all rights to service the Mortgage Loan; (b) any payments or monies payable or received or receivable for servicing the Mortgage Loan, (c) any late fees, assumption fees, penalties or similar payments with respect to the Mortgage; (d) all agreements or documents creating, defining or evidencing any such servicing rights and all rights of the Servicer thereunder; (e) Escrow Payments or other similar payments with respect to the Mortgage Loan and any amounts actually collected with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; (g) possession and use of any and all Servicing Flies pertaining to the Mortgage Loan or pertaining to the past, present or prospective servicing of the Mortgage Loan; and (h) all rights, powers and privileges incident to any of the forgoing.

     Servicing Rights Owner: As defined in the introductory paragraph hereof.

     Stated Principal Balance: As to each Mortgage Loan as to any date of determination, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to the principal portion of any Monthly Payments due on or before such date, whether or not received, as well as any Principal Prepayments received before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal, or advances in lieu thereof.

     Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement, provided that such Person is a Fannie Mae or Freddie Mac approved seller/servicer in good standing and no event has occurred, including but not limited to a change in insurance coverage, that would make it unable to comply with the eligibility for seller/servicers imposed by Fannie Mae or Freddie Mac.

     Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 4.01(b).

     Underwriting Guidelines: The underwriting guidelines pursuant to which one or more of the Mortgage Loans were originated, as attached as an exhibit to the Memorandum of Sale. The exception policies of the Servicer shall be incorporated into and considered a part of the Underwriting Guidelines.

     Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

                                   ARTICLE II

          POSSESSION OF MORTGAGE FILES; MAINTENANCE OF SERVICING FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS

Section 2.01 Possession of Mortgage Files; Maintenance of Servicing Files.

     (a) The contents of each Servicing File are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof. The Servicer shall take all necessary steps to ensure that the documents required to be included in the Servicing File are complete and shall maintain the Servicing File as required by this Agreement, Accepted Servicing Practices and applicable law. Possession of each Servicing File by the Servicer is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. The ownership of all records and documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall vest immediately in the Purchaser and shall be retained and maintained by the Servicer, in trust, at the will of the Purchaser and only in such custodial capacity. All such records and documents, except for collateral documents such as the Mortgage and the Mortgage Note, may be stored by the Servicer as imaged files. The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser or the Servicing Rights Owner.

     (b) The Servicer shall keep books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans; provided, however, that the transferee will not be deemed to be a Purchaser hereunder binding upon the Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement and an Assignment, Assumption and Recognition Agreement. Subject to Article VI of this Agreement, if the Servicer receives written notification of a transfer, the Servicer's duties to remit and report to the related assignee pursuant to Article V shall begin with the next Due Period; provided that such notification shall include all information reasonably necessary relating to such transfer to facilitate the servicing for the related assignee.

     (c) The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection, during regular business hours on a Business Day, by the Purchaser or its designee, at the expense of the Purchaser, upon reasonable request and reasonable advance notice, the related Servicing File during the time that Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

Section 2.02 Custodial Agreement; Delivery of Documents.

     (a) If the Seller repurchases a Mortgage Loan that is a MERS Designated Mortgage Loan, the Servicer shall either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Servicer and shall cause such Mortgage to be removed from registration on the MERS system in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS System the Seller or its designee as the beneficial holder of such Mortgage Loan.

     (b) The Servicer shall be responsible for recording the Assignments of Mortgage, if necessary, in accordance with Accepted Servicing Practices and this Agreement. The Purchaser shall be responsible for the initial and on-going fees and expenses of the Custodian.

     (c) The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within ten Business Days of their execution, provided, however, that the Servicer shall provide the Custodian with a copy of any such document submitted for recordation within ten Business Days after its execution, and shall provide the original thereof upon receipt following its recordation. If such copy has not been returned by the applicable recording office within 360 days of its submission, upon request, the Servicer shall notify the requesting party of such delinquency and identify the actions that the Servicer has taken to obtain such copy and shall, thereafter, continue to use such commercially reasonable best efforts to obtain such copy.

Section 2.03 Closing Conditions.

     This Agreement will be effective, as to any Mortgage Loan Package, upon the respective Closing Date for such Mortgage Loans Package

                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH

Section 3.01 Servicer Representations and Warranties.

     The Servicer hereby represents and warrants to the Purchaser that, as of the related Closing Date:

     (a) Due Organization and Authority. The Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer; the Servicer has the full company power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite company action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

     (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

     (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Servicer, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the organizational documents of the Servicer, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

     (d) Ability to Service. The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to service mortgage loans for the Fannie Mae or Freddie Mac.

     (e) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

     (f) No Litigation Pending. There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.

     (g) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

     (h) MERS. The Servicer is in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Designated Mortgage Loans.

Section 3.02 Purchaser Representations.

     Each Purchaser hereby represents and warrants to the Servicer that, as of the related Closing Date:

     (a) Due Organization and Authority. The Purchaser is either a Maryland corporation or Maryland business trust, in each case duly organized, validly existing and in good standing and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Purchaser; each Purchaser has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by such Purchaser and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of each Purchaser; and all requisite entity action has been taken by the Purchaser to make this Agreement valid and binding upon such Purchaser in accordance with its terms.

     (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of each Purchaser.

     (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by a Purchaser, the sale of the Mortgage Loans to a Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the organizational documents of such Purchaser, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which such Purchaser or its property is subject.

     (d) Ability to Perform. The Purchaser does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

     (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Purchaser which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Purchaser, or in any material impairment of the right or ability of the Purchaser to carry on its business substantially as now conducted, or in any material liability on the part of the Purchaser, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement.

     (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

     (g) No Brokers' Fees. No Purchaser has dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans.

     (h) Ownership. As of the related Closing Date, the Purchaser is the sole owner and holder of the Mortgage Loans, except for the Servicing Rights.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01 Servicer to Act as Servicer.

     (a) The Servicer, as an independent contractor, shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement (including, without limitation, the provisions set forth in the Regulation AB Compliance Addendum attached as Exhibit H hereto, as applicable), Accepted Servicing Practices, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone or through Subservicers, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, including, without limitation, the power and authority (1) to execute and deliver, on behalf of the Purchaser, customary consents or waivers and other instruments and documents, (2) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(3) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (4) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Purchaser in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 4.22. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, chargeoff, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Purchaser shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     (b) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. The Servicer shall be solely liable for all fees owed to the Subservicer under the Subservicing Agreement, regardless whether the Servicer's compensation hereunder is adequate to pay such fees. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Purchaser for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the

Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer. For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer. Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Purchaser at any time, if the Purchaser has assumed the duties of the Servicer, or by any successor servicer, at the Purchaser's or successor servicer's option, as applicable, without cost or obligation to the assuming or terminating party or its assigns. Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Purchaser shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 4.01(a).

Section 4.02 Liquidation of Mortgage Loans.

     In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Servicer shall determine prudently to be in the best interest of the Purchaser, and (4) is consistent with any related PMI Policy. The Servicer, on behalf of the Purchaser, may also, in its sole and exclusive discretion, as an alternative to foreclosure, sell defaulted Mortgage Loans at fair market value to third-parties, if the Servicer believes, in its sole and exclusive discretion, that such sale would maximize proceeds to the Purchaser (on a present value basis) with respect to each such Mortgage Loan. Notwithstanding any other provision in this Agreement or otherwise, the Servicer shall have no liability to the Purchaser or any other party for the Servicer's determination hereunder. Subject to the requirements in this Agreement to the contrary, foreclosure or comparable proceedings shall be initiated within 120 days after a payment default (without regard to any grace periods) with respect to Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments unless prevented by statutory limitations or states whose bankruptcy laws prohibit such actions within such timeframe; provided that the Servicer shall not be required to initiate foreclosure or comparable proceedings if it determines, in its good faith reasonable judgment, that such initiation would not be in the best interest of the Purchaser. The Servicer shall use its commercially reasonable best efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

     Notwithstanding anything to the contrary contained in this Agreement, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged
Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Purchaser. Upon completion of the inspection or review, the Servicer shall promptly provide the Purchaser with a written report of the environmental inspection.

     After reviewing the environmental inspection report, the Purchaser shall determine how the Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, and/or Insurance Proceeds, or if the Liquidation Proceeds and/or Insurance Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

Section 4.03 Collection of Mortgage Loan Payments.

     Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, in accordance with this Agreement and Accepted Servicing Practices, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Notwithstanding anything herein to the contrary, the Servicer shall have no obligation to collect, or make payments to the Purchaser with respect to, any Prepayment Premiums, late fees, fees or other items which are prohibited under any applicable law, rule, regulation or order of any governmental authority.

     The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

Section 4.04 Establishment of and Deposits to Custodial Account.

     The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts titled "[ - ], in trust for [Name of the Purchaser] and/or subsequent purchasers of Mortgage Loans." The Custodial Account shall be established with a Qualified Depository. Within ten days of written request by the Purchaser, the Servicer shall provide the Purchaser with written confirmation of the existence of such Custodial Account substantially in the form of the certification attached hereto as Exhibit D-1. Any funds deposited in the Custodial Account shall at all times be insured to the fullest extent allowed by applicable law. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 4.05.

     The Servicer shall deposit in the Custodial Account within two Business Days of Servicer's receipt, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the related Cut-off Date (other than payments of principal and interest due on or before the related Cut-off Date) or received by the Servicer prior to the related Cut-off Date but allocable to a period subsequent thereto:

     (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments (including, to the extent provided for in the related Purchase Price and Terms Letter, Prepayment Premiums paid by the Mortgagor or by the Servicer pursuant to Section 4.24 of this Agreement);

     (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

     (iii) all Liquidation Proceeds;

     (iv) all Insurance Proceeds, including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14), Section 4.11 and Section 4.15;

     (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

     (vi) any amounts required to be deposited in the Custodial Account pursuant to Section 4.01, 5.01, 5.03, 6.01 or 6.02;

     (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.03;

     (viii) with respect to each Principal Prepayment, an amount equal to the Prepayment Interest Shortfall;

     (ix) any  amounts  required to be  deposited  by the  Servicer  pursuant to
          Section 4.10 in connection with the deductible clause in any blanket hazard insurance policy; and

     (x) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16.

     The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other ancillary income (other than Prepayment Premiums, to the extent provided for in the related Purchase Price and Terms Letter), may be retained by the Servicer as additional servicing compensation and need not be deposited by the Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05. Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer. The Servicer shall maintain adequate records with respect to all deposits and withdrawals made pursuant to this Section 4.04 and Section 4.05. All funds required to be deposited in the Custodial Account shall be held in trust for the Purchaser until withdrawn in accordance with Section 4.05.

     The Servicer may direct any depository institution which holds the Custodial Account to invest the funds in the Custodial Account in one or more Permitted Investments bearing interest. All Permitted Investments shall mature or be subject to redemption or withdrawal no later than one Business Day prior to the next succeeding Remittance Date (except that if such Permitted Investment is an obligation of a Qualified Depository that maintains the Custodial Account, then such Permitted Investment shall mature not later than such applicable Remittance Date). All such Permitted Investments shall be held to maturity, unless payable on demand. In the event amounts on deposit in the Custodial Account are at any time invested in a Permitted Investment payable on demand, the Servicer shall:

     (a) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

     (b) demand payment of all amounts due thereunder promptly upon determination by the Servicer or notice from the Purchaser that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Custodial Account.

     All income and gain realized from investment of funds deposited in the Custodial Account shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 4.05. The Servicer shall deposit in the Custodial Account the amount of any loss incurred in respect of any Permitted Investment immediately upon realization of such loss.

Section 4.05 Permitted Withdrawals From Custodial Account.

     The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

     (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

     (ii) in the event the Servicer has elected not to retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Mortgage Loan (including late collections of interest on such Mortgage Loan, or interest portions of Insurance Proceeds or Liquidation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Mortgage Loan;

     (iii) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 5.03, the Servicer's right to reimburse itself pursuant to this subclause (ii) with respect to any Monthly Advance (other than Nonrecoverable Advances) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan pursuant to Section 3.04 of the Sales Agreement or the Servicer is required to repurchase a Mortgage Loan pursuant to Section
          6.02 hereof, the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

     (iv) to reimburse itself for unreimbursed Monthly Advances and Servicing Advances, and for any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan (other than Nonrecoverable Advances) being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser, except that where the Seller is required to repurchase a Mortgage Loan pursuant to Section 3.04 of the Sales Agreement or the Servicer is required to repurchase a Mortgage Loan pursuant to Section
          6.02 hereof, the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

     (v) to reimburse itself for Nonrecoverable Advances, it being understood that, in the case of any such reimbursements, the Servicer's right thereto shall be prior to the rights of the Purchaser;

     (vi) to pay itself interest on funds deposited in the Custodial Account;

     (vii) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 8.01;

     (viii) to pay any amount required to be paid pursuant to Section 4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO
          Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property and that the foregoing shall not limit Servicing Advances with respect to such REO Property;

     (ix) to remove funds inadvertently placed in the Custodial Account by the Servicer;

     (x) to transfer funds invest funds in certain Permitted Investments or with another Qualified Depository; and

     (xi) to clear and terminate the Custodial Account upon the termination of this Agreement.

     In the event that the Custodial Account is interest bearing, on each Remittance Date, the Servicer shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Servicer is not obligated to remit on such Remittance Date. The Servicer may use such withdrawn funds only for the purposes described in this Section 4.05.

     The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account.

Section 4.06 Establishment of and Deposits to Escrow Account.

     The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, titled, "[ - ], in trust for [Name of the Purchaser] and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors - T & I." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Within ten days of written request by the Purchaser, the Servicer shall provide the Purchaser with written confirmation of the existence of the Escrow Account substantially in the form of the certification attached hereto as Exhibit D-2. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 4.07.

     The Servicer shall deposit in the Escrow Account or Accounts, within two Business Days after the Servicer's receipt, and retain therein:

     (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

     (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

     (iii) all payments on account of Buydown Funds.

     The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section
4.07. The Servicer may direct any depository institution which holds the Escrow Account to invest the funds in the Escrow Account in one or more Permitted Investments bearing interest. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. Additionally, any other benefit derived from the Escrow Account associated with the receipt, disbursement and accumulation of taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 4.07 Permitted Withdrawals From Escrow Account.

     Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

     (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

     (ii) to reimburse the Servicer for any Servicing Advances made by the Servicer pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

     (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

     (iv) for transfer to the Custodial Account for application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

     (v) for application to the restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.14;

     (vi) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

     (vii) to remove funds inadvertently placed in the Escrow Account by the Servicer;

     (viii) to remit to the Purchaser payments on account of Buydown Funds as applicable; and

     (ix) to clear and terminate the Escrow Account on the termination of this Agreement.

Section 4.08 Payment of Taxes, Insurance and Other Charges.

     With respect to each Mortgage Loan for which the Mortgagor is required to escrow Escrow Payments with the Servicer, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. In such instances, the Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same of the making of the Escrow Payments, and the Servicer shall make advances from its own funds to effect such payments, which advances shall constitute Servicing Advances hereunder; provided that the Servicer shall be required to so advance only to the extent that the Servicer, in its good faith judgment, believes the Servicing Advance to be recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

     With regard to any Second Lien Mortgage Loans for which the Mortgagor is not required to escrow Escrow Payments with the Servicer, the Servicer shall use reasonable efforts consistent with Accepted Servicing Practices to determine that any such payments are made by the Mortgagor and that the Mortgaged Property is not lost to a tax lien as a result of nonpayment and that such Mortgage is not left uninsured and shall make advances from its own funds to effect any such delinquent payments to avoid the lapse of insurance coverage on the Mortgaged Property or to avoid the imposition of a tax lien.

Section 4.09 Transfer of Accounts.

     The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time; provided that the Servicer shall give written notice to the Purchaser of any proposed change of the location of either Account not later than ten calendar days after such transfer substantially in the form of the certification attached hereto as Exhibit D-1 or D-2, as applicable.

Section 4.10 Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained for each Mortgage Loan, with a Qualified Insurer, fire and hazard insurance of extended coverage on the related


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

Mortgaged Property, in an amount which is at least equal to the greater of (i) the then outstanding principal balance of the Mortgage Loan and (ii) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer. It is understood and agreed that no earthquake or other additional insurance is required to be maintained by the Servicer in connection with any Mortgage Loan or Mortgaged Property, other than pursuant to applicable laws and regulations that require the Servicer to cause such additional insurance to be maintained. In the event a hazard insurance policy shall be in danger of being terminated, the Servicer shall notify the related Mortgagor, and shall use its commercially reasonable best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 4.11 hereof.

     If the related Mortgaged Property is located in an area identified by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor to obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within 45 days after such notification, the Servicer shall force place the required flood insurance on the Mortgagor's behalf. Any out-of-pocket expenses or advance made by the Servicer on such force placed flood insurance coverage shall be deemed a Servicing Advance.

     All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

     The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either an insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall furnish to the Mortgagor a written notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

     Pursuant to Section 4.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the


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

Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

Section 4.11 Maintenance of Mortgage Impairment Insurance.

     In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy (1) names the Servicer as loss payee, (2) provides coverage in an amount equal to the amount required pursuant to Section 4.10 without coinsurance, and (3) otherwise complies with Accepted Servicing Practices and all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. The Servicer shall prepare and make any claims on the blanket policy as deemed necessary by the Servicer in accordance with Accepted Servicing Practices. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account or Escrow Account, as applicable. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer's funds, without reimbursement therefor. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certificate of insurance evidencing the existence of such policy.

Section 4.12 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

     The Servicer shall maintain, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy. Such Fidelity Bond and Errors and Omissions Insurance shall be maintained with recognized insurers and shall be in such form and amount as would permit the Servicer to be qualified as a Fannie Mae or Freddie Mac seller/servicer. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certificate of insurance evidencing the existence of such Fidelity Bond and Errors and Omissions Insurance Policy.

Section 4.13 Inspections.

     If any Mortgage Loan is more than 65 days delinquent and the Servicer has not had significant contact with the Mortgagor, the Servicer shall order an inspection of the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Servicer shall maintain a record of the results of each such inspection.

Section 4.14 Restoration of Mortgaged Property.

     The Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices (without regard to the Fannie Mae Guides). For claims greater than $15,000, at a minimum the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

     (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

     (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

     (iii) the Servicer  shall verify that the Mortgage  Loan is not in default;
          and

     (iv) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

     If the Purchaser is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Section 4.15 Maintenance of PMI Policy; Claims.

     If, as of the related Closing Date, a Mortgage Loan has, in full force and effect, a PMI Policy, the Servicer shall maintain or cause the Mortgagor to maintain in full force and effect such PMI Policy until terminated pursuant to the Homeowners Protection Act of 1998, 12 USC ss.4901, et seq. In the event that such PMI Policy shall be terminated other than as required by law, the Servicer shall obtain from a Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy. The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

     In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Servicer under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

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

Section 4.16 Title, Management and Disposition of REO Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer or MERS, as applicable, or in the event the Servicer is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Servicer shall acknowledge in writing that such title is being held as nominee for the Purchaser.

     The Servicer shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. However, the Purchaser shall have the option to manage and operate the REO Property provided the Purchaser gives written notice of its intention to do so within 60 days after such REO Property is acquired in foreclosure or by deed in lieu of foreclosure; provided, for the purpose of clarification, that upon the acceptance of such option, the Servicer shall no long be deemed a servicer of such REO Property nor shall such REO Property be subject to this Agreement.

     If the Purchaser does not elect to manage and operate the REO Property, the Servicer shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The
Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Purchaser.

     The Servicer may permit an obligor to pay off a non-performing Mortgage Loan at less than its unpaid principal balance, chargeoff all or a portion of such non-performing Mortgage Loan or sell the indebtedness related to a non-performing Mortgage Loan, if such discounted payoff, chargeoff or sale is in accordance with Accepted Servicing Practices and the Servicer believes that such discounted payoff, chargeoff or sale is in the best interest of the Owner; provided that in the case of any proposed discounted payoff, proposed chargeoff or sale, the Servicer shall notify the Purchaser of the proposed discounted payoff, chargeoff or sale.

     The Servicer shall use its commercially reasonable best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless
(i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and the Purchaser shall be entered into with respect to such purchase money mortgage. Notwithstanding anything herein to the contrary, the Servicer shall not be required to provide financing for the sale of any REO Property.

     The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

     The price and other terms and conditions of any REO Disposition shall be approved by the Purchaser or its designee. Upon any REO Disposition, the Servicer shall be entitled to retain from REO Disposition Proceeds a disposition fee equal to $1,000. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account.

     The Servicer shall withdraw from the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.11 to the extent permitted under Section 4.05(viii), or if such amounts are insufficient, pursuant to Servicing Advances in accordance with Section 4.08. The Servicer shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 4.17 Real Estate Owned Reports.

     The Servicer shall provide the Purchaser with access to a secure website containing data with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month and including, inter alia, broker's price opinions, appraisals, realtor comments, Servicer personnel comments, bids, monthly inspections from realtors, offers (with offer status) and such other typical REO Property information. The Servicer shall provide the Purchaser with such other information related to the REO Property as the Purchaser shall reasonably request.

Section 4.18 Liquidation Reports.

     Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Servicer pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property, substantially in the form of Exhibit G hereto.

Section 4.19 Reports of Foreclosures and Abandonments of Mortgaged Property.

     Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code. The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

Section 4.20 Application of Buydown Funds.

     With respect to each Buydown Mortgage Loan, the Servicer shall deposit into a "buydown account" Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on all Due Dates in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payments that are required to be paid by the Mortgagor under the terms of the related Mortgage Note (without regard to the related Buydown Agreement as if the Mortgage Loan were not subject to the terms of the Buydown Agreement). With respect to each Buydown Mortgage Loan, the Servicer will distribute to the Purchaser on each Remittance Date an amount of Buydown Funds equal to the amount that, when added to the amount required to be paid on such date by the related Mortgagor, pursuant to and in accordance with the related Buydown Agreement, equals the full Monthly Payment that would otherwise be required to be paid on such Mortgage Loan by the related Mortgagor under the terms of the related Mortgage Note (as if the Mortgage Loan were not a Buydown Mortgage Loan and without regard to the related Buydown Agreement).

     If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the Mortgaged Property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Servicer or the insurer under any related Primary Insurance Policy) the Servicer shall, on the Remittance Date following the date upon which Liquidation Proceeds or REO Disposition proceeds are received with respect to any such Buydown Mortgage Loan, distribute to the Purchaser all remaining Buydown Funds for such Mortgage Loan then remaining in the "buydown account." Pursuant to the terms of each Buydown Agreement, any amounts distributed to the Purchaser in accordance with the preceding sentence will be applied to reduce the outstanding principal balance of the related Buydown Mortgage Loan. If a Mortgagor on a Buydown
Mortgage Loan prepays such Mortgage Loan in it entirety during the related Buydown Period, the Servicer shall be required to withdraw from the "buydown account" any Buydown Funds remaining therein with respect to such Buydown Mortgage Loan in accordance with the related Buydown Agreement. If a principal prepayment by a Mortgagor on a Buydown Mortgage Loan during the related Buydown Period, together with any Buydown Funds then remaining in the "buydown account" related to such Buydown Mortgage Loan, would result in a principal prepayment of the entire unpaid principal balance of the Buydown Mortgage Loan, the Servicer shall distribute to the Purchaser on the Remittance Date occurring in the month immediately succeeding the month in which such Principal Prepayment is received, all Buydown Funds related to such Mortgage Loan so remaining in the "buydown account," together with any amounts required to be deposited into the Custodial Account.

Section 4.21 Notification of Adjustments.

     With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. The Servicer shall promptly, upon written request, deliver to the Purchaser such notifications along with information regarding the applicable date of such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Purchaser that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Purchaser thereby.

Section 4.22 Modifications, Waivers, Amendments and Consents.

     (a) Subject to this Section 4.22, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if, in the Servicer's reasonable and prudent determination, such waiver, modification, variation, postponement or indulgence is in the best interests of the Purchaser; provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal) or extend the related maturity date. In the event of any such arrangement, the Servicer shall make Monthly Advances on the related Mortgage Loan in accordance with the provisions of Section 5.03 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements.

     (b) If the Servicer has received written notice form the Purchaser that a REMIC election has been made with respect to the arrangement under which any Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC, or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

     (c)  Any  payment  of   interest,   which  is  deferred   pursuant  to  any
modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

     (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as ancillary income, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

     (e) The Servicer shall notify the Purchaser, in writing, of any material modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Purchaser (or, at the direction of the Purchaser the Custodian) for deposit in the related Mortgage File, an original counterpart of any written agreement relating to any material modification, waiver, forbearance or amendment of a Mortgage Loan Document, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Purchaser a copy without evidence of recordation thereon and (ii) shall deliver to the Purchaser such document, with evidence of notification upon receipt thereof from the public recording office.

Section 4.23 Fair Credit Reporting Act.

     (a) The Servicer shall furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on each Mortgagor's credit files to Equifax, Experian, and Trans Union Credit Information Servicer, on a monthly basis.

     (b) The Servicer agrees to transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, the Servicer shall report one of the following statuses each month: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed or charged-off.

     (c) The Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, relating to the Mortgage Loans and the related Mortgagors and shall provide all required notices thereunder.

Section 4.24 Prepayment Premiums.

     To the extent consistent with the terms of this Agreement, the Servicer may waive (or permit a Subservicer to waive) a Prepayment Premium only under the following circumstances: (i) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Premium and the related Mortgage Loan, (ii) such waiver is required under state or federal law or (iii) the mortgage debt has been accelerated as a result of the Mortgagor's default in making its Monthly Payments. The Servicer shall not waive any Prepayment Premium unless it is waived in accordance with


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

this Section 4.24. To the extent the Purchase Price and Terms Letter provides that the Purchaser is entitled to Prepayment Premiums, the Servicer shall pay the amount of any Prepayment Premium under such Purchase Price and Terms Letter (to the extent not collected and remitted to the Purchaser) to the Purchaser or its assignees if the Servicer waives any Prepayment Premium other than as permitted under this Section 4.24 by depositing such amount into the Custodial Account at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account.

                                   ARTICLE V

                              PAYMENTS TO PURCHASER

Section 5.01 Remittances.

     On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii); minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, and minus (e) any amounts attributable to Buydown Funds being held in the Custodial Account, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

     With respect to any remittance received by the Purchaser after the Remittance Date on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate plus two percentage points, adjusted as of the date of each change, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Section 5.02 Statements to Purchaser.

     Not later than the tenth day of each month, the Servicer shall furnish to the Purchaser, with respect to the preceding month, a monthly collection report, a monthly paid in full report that summarizes Mortgage Loans paid in full during the Due Period and a monthly trial balance report that provides a trial balance as of the last day of the month preceding such Remittance Date in electronic format agreed upon by the Servicer and the Purchaser.

     Not later than the tenth day of each month, the Servicer shall furnish to the Purchaser a monthly remittance advice in the form attached hereto as Exhibit E as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date.

Section 5.03 Monthly Advances by Servicer.

     No later  than the  Remittance  Date,  the  Servicer  shall  deposit in the
Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the related Determination Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the earlier of: (i) the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; and (ii) the Remittance Date prior to the date the Mortgage Loan is converted to REO Property, provided however, that if requested by a Rating Agency in connection with a securitization, the Servicer shall be obligated to make such advances through the Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property to the extent provided for in the related Reconstitution Agreement; provided, however, that any such obligation under this Section 5.03 shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are Nonrecoverable Advances, as evidenced by an Officer's Certificate delivered to the Purchaser by the Servicer.

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

Section 6.01 Due-on-Sale Provision and Assumptions.

     The Servicer shall use its best efforts in accordance with Accepted Servicing Practices to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law


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

from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

     If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause or that either a decision not to exercise the "due-on-sale" provision or a decision to permit an assumption of the Mortgage Loan is in the best interest of the Purchaser, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. If an assumption fee is collected by the Servicer for entering into an assumption agreement such fee will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other material terms shall be changed without the Purchaser's consent.

Section 6.02 Satisfaction of Mortgages and Release of Mortgage Files.

     If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any material rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Servicer shall attempt to cure such satisfaction, release or prejudice and if, after 90 calendar days, such satisfaction, release or prejudice has not been effected, the Servicer shall repurchase the related Mortgage Loan at the outstanding principal balance, plus all accrued interest on such Mortgage Loan, on the Remittance Date in the month following such 90th day.

Section 6.03 Servicing Compensation.

     As compensation for its services hereunder, the Servicer shall be entitled to retain the Servicing Fee, payable monthly. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments or as otherwise provided in Section 4.05. Notwithstanding the foregoing, with respect to the payment of the Servicing Fee for any month, the aggregate Servicing Fee shall be reduced (but not below zero) by an amount equal to the Prepayment Interest Shortfall for the related Due Period.

     Additional servicing compensation in the form of assumption fees, late payment charges and other ancillary income (including Prepayment Premiums, except to the extent otherwise provided in the related Purchase Price and Terms Letter) shall be retained by the Servicer to the extent not required to be


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

deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 6.04 Right to Examine Servicer Records.

     The Purchaser, or its designee, shall have the right to examine and audit any and all of the related books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice. The Purchaser shall pay its own travel expenses associated with such examination.

                                  ARTICLE VII

                              SERVICER TO COOPERATE

Section 7.01 Provision of Information.

     During the term of this Agreement, the Servicer shall provide to the OCC and to comparable regulatory authorities supervising the Purchaser or, if applicable, any of the Purchaser's permitted assigns and the examiners and supervisory agents of the OCC and such other authorities, access to any documentation regarding the Mortgage Loans in its possession that is required by applicable regulations of the OCC and other authorities supervising the Purchaser or any of such assigns with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon execution of a confidentiality agreement acceptable to the Servicer and reasonable and prior written request and during normal business hours at the offices designated by the Servicer.

Section 7.02 Financial Statements; Servicing Facility.

     In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective purchaser the audited consolidating financial statements of the Servicer's parent, if available, which shall include information relating to the Servicer, for the most recently completed two fiscal years for which such financial statements are publicly available. The Servicer also shall make available, upon request, any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Servicer (and are available upon request to members or stockholders of the Servicer or to the public at large).

     The Servicer also shall make available to a Purchaser or reasonable prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the Servicer.

Section 7.03 Cooperation with Third-party Service Providers.

     The Servicer shall reasonably cooperate with the Purchaser in servicing the Mortgage Loans in accordance with the usual and customary requirements of any credit enhancement, risk management and other service providers and shall otherwise cooperate with the Purchaser in connection with such third-party service providers and the provision of third-party services; provided, however, that such requirements are reasonably acceptable to the Servicer and pose no greater risk, obligation or expense to the Servicer than otherwise set forth in this Agreement. Any additional costs and/or expenses will be paid by the requesting party.

                                  ARTICLE VIII

                                  THE SERVICER

Section 8.01 Indemnification; Third Party Claims.

     The Servicer shall indemnify each Purchaser and hold it harmless against any and all Losses that any Purchaser may sustain resulting from or arising out of the negligence, bad faith or willful misconduct of the Servicer in the performance of its duties under this Agreement.

     The Purchasers, jointly and severally, shall indemnify the Servicer and hold it harmless against any and all Losses that the Servicer may sustain resulting from or arising out the Mortgage Loans or this Agreement, except to the extent such Losses directly result from or arise out of the negligence, bad faith or willful misconduct of the Servicer or a breach by the Servicer.

     The Servicer shall notify the Purchasers if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any Purchaser in respect of such claim. The Servicer shall follow any written instructions received from the Purchaser in connection with such claim. The Purchasers promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence, except when the claim results from or arises out of a breach by the Servicer or the negligence, bad faith or willful misconduct of the Servicer. The provisions of this Section 8.01 shall survive termination of this Agreement.

Section 8.02 Merger or Consolidation of the Servicer.

     The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $15,000,000 and (ii) who is a Fannie Mae or Freddie Mac-approved servicer in good standing. Furthermore, in the event the Servicer transfers or otherwise disposes of all or substantially all of its


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

assets to an affiliate of the Servicer, such affiliate shall satisfy the condition above, and shall also be fully liable to the Purchasers for all of the Servicer's obligations and liabilities hereunder.

Section 8.03 Limitation on Liability of Servicer and Others.

     Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to any Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect such parties for any negligent or bad faith act, willful misconduct or any Breach. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Purchasers, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to prompt reimbursement from the Purchasers of the reasonable legal expenses and costs of such action.

Section 8.04 Limitation on Resignation and Assignment by Servicer.

     Each Purchaser has entered into this Agreement with the Servicer and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder, subject to the right of the Servicer to hire Subservicers, or any portion hereof or sell or otherwise dispose of all of its property or assets without the prior written consent of each Purchaser, which consent shall not be unreasonably withheld. Notwithstanding anything in this Agreement to the contrary, the Servicer, without the consent of the Purchaser, may retain third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

     Except to the extent provided in Sections 4.01 and 8.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and each Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchasers, which Opinion of Counsel shall be in form and substance acceptable to each Purchaser. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 12.01.

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
                                   ARTICLE IX

              WHOLE LOAN TRANSFERS AND SECURITIZATION TRANSACTIONS

Section 9.01 Removal of Mortgage Loans from Inclusion Under this Agreement.

     The Purchasers and the Servicer agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, may effect one or more Whole Loan Transfers or Securitization Transactions (but in no event may the Purchaser effect more than three Reconstitutions of the Mortgage Loans in any Mortgage Loan Package), retaining the Servicer as the servicer thereof or subservicer if a master servicer is employed. On the Reconstitution Date, the Mortgage Loans transferred shall cease to be serviced by the Servicer pursuant to this Agreement; provided, however, that, in the event that any Mortgage Loan transferred pursuant to this Section 9.01 is rejected by the transferee or otherwise no longer subject to such Reconstitution, the Servicer shall continue to service such Mortgage Loan on behalf of the Purchaser in accordance with the terms and provisions of this Agreement.

     The Servicer shall cooperate with the Purchaser in connection with each Whole Loan Transfer or Securitization Transaction in accordance with this
Section 9.01. In connection therewith the Servicer shall:

     (a) make representations (a) through (f) with respect to the Servicer itself as of the closing date of each Whole Loan Transfer or Securitization Transaction to the extent provided for in such Reconstitution Agreement; provided, however, that the Servicer shall have no obligation to make or restate any additional representations and warranties with respect to the Mortgage Loans or itself;

     (b) execute an Assignment, Assumption and Recognition Agreement or at the option of the Purchaser, negotiate in good faith and execute any pooling and servicing agreement or similar agreements (a "Reconstitution Agreement") necessary to effectuate the foregoing provided (i) that the Servicer shall be given reasonable time to negotiate any such Reconstitution Agreement, which shall in no event be less than ten Business Days prior to the related Closing Date and (ii) that such agreements create no greater obligation on the part of the Servicer than otherwise set forth in this Agreement and do not materially and adversely alter the Servicer's rights hereunder; and

     (c) provide as applicable:

          (i) any and all information and appropriate verification of information which may be reasonably available to the Servicer, including information regarding the Servicer's foreclosure, delinquency and loss experience, as the Purchaser shall reasonably request; and

          (ii) such additional opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by the trustee, any rating agency or any credit enhancement provider, as the case may be, in connection with Whole-Loan Transfers or Securitization Transactions;

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

     Unless otherwise set forth in the Purchase Price and Term Letter, the internal and third-party fees and costs of the Servicer associated with the negotiation, preparation and delivery of the information required or requested pursuant to this Section 9.01 in connection with the first Reconstitution with respect to a Mortgage Loan Package shall be borne by the Servicer. The Purchaser shall pay the reasonable third-party fees and costs of the Servicer associated with the negotiation, preparation and delivery of the information required or requested pursuant to this Section 9.01 in connection with any subsequent Reconstitution with respect to a Mortgage Loan Package..

     The Servicer hereby agrees to the inclusion in any Reconstitution Agreement, where applicable, a section relating to special foreclosure rights in the form of Exhibit I attached hereto, which provisions shall be applicable to the Servicer or any subservicer with respect to the applicable Mortgage Loans.

     In order to facilitate compliance with Regulation AB promulgated under the Securities Act, the Servicer, the Servicer and the Purchaser agree to comply with the provisions of the Regulation AB Compliance Addendum attached hereto as Exhibit H.

     All Mortgage Loans not sold or transferred pursuant to Whole Loan Transfers or Securitization Transactions shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                                   ARTICLE X

                                     DEFAULT

Section 10.01 Events of Default.

     Each of the following shall constitute an Event of Default on the part of the Servicer:

     (i) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser or, the Servicer first becomes aware of such failure; or

     (ii) failure by the Servicer duly to observe or perform its obligations pursuant to Exhibit H as set forth therein; failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser; or

     (iii) failure by the Servicer to maintain its license to do business in any jurisdiction where the Mortgaged Property is located if such license is required and such failure has a material and adverse effect on the Servicer or the Mortgage Loans; or

     (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

     (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its assets; or

     (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations; or

     (vii) the Servicer ceases to meet the servicer eligibility qualifications of Fannie Mae and Freddie Mac; or

     (viii) with respect to the Mortgage Loans in a Reconstitution, failure by the Servicer to maintain with each Rating Agency in such
          Reconstitution a primary servicer rating with respect to the Servicer's residential "prime" products (or other equivalent category) no lower than the average rating for each respective Rating Agency (or such lower rating as permitted by each such Rating Agency); provided, in the event that such rating is lower than average and such lower rating is not permitted by each such Rating Agency, that the Servicer shall have 90 days to raise such rating to average or such lower rating as permitted by each such Rating Agency; or

     (ix) in violation of this agreement, the Servicer attempts (a) to assign its right to servicing compensation hereunder, (b) to assign this Agreement or the servicing responsibilities hereunder or (c) to delegate its duties hereunder or any portion thereof.

     If the Servicer obtains knowledge of an Event of Default, the Servicer shall promptly notify the Purchasers. In each and every such case, so long as an Event of Default shall not have been remedied within the applicable cure period, if any stated above, in addition to whatever rights any Purchaser may have at law or equity to damages, including injunctive relief and specific performance, any Purchaser, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement, or the Reconstitution Agreement in the case of paragraph (viii) above, and in and to the Mortgage Loans and the proceeds thereof.

     Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from the Purchaser, the Servicer shall, at its expense, prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Section 10.02 Waiver of Defaults.

     By a written notice, the Purchasers may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE XI

                                   TERMINATION

Section 11.01 Termination.

     This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Servicer and the Purchaser in writing. The representations and warranties and indemnification provisions contained herein shall survive the termination of this Agreement.

     Notwithstanding anything in this Agreement to the contrary and in addition to the foregoing, the Servicing Rights Owner shall have the right to terminate the Servicer's rights and obligations as servicer under this Agreement on 60 days notice and upon appointment of a successor servicer reasonably acceptable to the Purchaser. With respect to a termination pursuant to the previous sentence the Servicer shall not be entitled to a termination fee.

     Upon written request from the Purchasers in connection with any such termination, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to reasonably cooperate with the Purchasers and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Section 11.02 Termination Without Cause.

     The Purchaser may terminate, at its sole option, any rights the Servicer may have hereunder with respect to any Mortgage Loan Package, without cause as provided in this Section 11.02. Any such notice of termination shall be in writing and shall specify a date of termination, which shall be within 90 days of the date of such notice. Such termination shall be effective as of such date, unless otherwise agreed to by the Servicer.

     In the event the servicing rights with respect to a Mortgage Loan Package are terminated pursuant to this Section 11.02, the Purchaser shall pay the Servicer on the date of upon the transfer of the servicing rights in immediately available funds, the Termination Fee. Unless otherwise provided in the Purchase Price and Terms Letter, "Termination Fee" shall mean an amount equal to the sum of (i) the outstanding principal balance of the Mortgage Loans as of the date of such notice of termination multiplied by 2.00 plus (ii) all reasonable costs and expenses incurred by the Servicer in transferring the servicing.

     With respect to any termination pursuant to this Section 11.02, the Purchaser shall reimburse the Servicer on the related transfer date for all previously unreimbursed Servicing Fees, Servicing Advances and Monthly Advances made by Servicer under this Agreement and other reasonable expenses of the Servicer, including those fees, advances and expenses incurred by the Servicer but not yet billed as of the related transfer date.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.01 Successor to Servicer.

     Simultaneous with the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or pursuant to Section 11.02, the Purchaser shall, (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in
Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01.

     Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 8.04, 10.01, or 11.01 shall not affect any claims that any Purchaser may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

     The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

     Unless the Servicer is terminated pursuant to Section 11.02, the Purchaser shall be entitled to be reimbursed by the Servicer for all costs associated with the transfer of servicing, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Purchaser to correct any errors or insufficiencies in the servicing data or otherwise to enable the Purchaser to have the Mortgage Loans serviced properly and effectively.

     Notwithstanding anything to the contrary set forth herein, the Servicer shall not be prohibited from retaining copies of Mortgage Loan documents, Servicing Files and other records related to the Mortgage Loans as the Servicer reasonably deems necessary.

     Upon a successor's acceptance of appointment as such, the Servicer shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.06.

Section 12.02 Amendment.

     This Agreement may be amended from time to time by written agreement signed by the Servicer and the Purchaser.

Section 12.03 Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     EACH OF THE SERVICER, THE SERVICING RIGHTS OWNER AND THE PURCHASERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE

TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE SERVICER OR THE PURCHASER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PURCHASER TO ENTER INTO THIS AGREEMENT.

Section 12.04 [Reserved];

Section 12.05 Duration of Agreement.

     This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser.

Section 12.06 Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile, personally delivered at or mailed by overnight courier, addressed as follows:

     (i)      if to the Servicer:

              Aurora Loan Services LLC
              10350 Park Meadows Drive
              Littleton, CO 80124
              Attention:  Jim Greene (Luminent 2006-Flow)
              Tel:  (720) 945-4849
              Fax:  (720) 945-5735

              with a copy to:

              Aurora Loan Services LLC
              601 Fifth Avenue
              P.O. Box 1706
              Scottsbluff, Nebraska 69361
              Attention:  Manager, Loan Administration (Luminent 2006-Flow)
              Tel:  (308) 220-2000
              Fax:  (308) 632-4287

              or such other address as may hereafter be furnished to the Purchasers in writing by the Servicer;

     (ii)     if to any Purchaser:

              Luminent Mortgage Capital, Inc.
              One Commerce Square,

              2005 Market Street, Suite 2100
              Philadelphia, PA  19103
              Attention:  Trez Moore
              Telephone:  (215) 564-5900
              Fax:  (215) 564-5990

              with a copy to:
              Luminent Mortgage Capital Inc.
              One Market Street, Spear Tower, 30th floor
              San Francisco, CA  94105
              Attention: Christopher Zyda
              Telephone: 415-978-3000
              Fax: 415-978-3014

or such other address as may hereafter be furnished to the Servicer in writing by any Purchaser. The Servicer shall not be obligated to provide notices pursuant to this Agreement to any party whose address is not provided in this
Section 12.06 until 15 days after the Servicer has received written notice of such party's name, address, telephone number and facsimile number.

Section 12.07 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 12.08 Relationship of Parties.

     Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for any Purchaser.

Section 12.09 Execution; Successors and Assigns; Counterparts.

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Sections 8.02 and 8.04, this Agreement shall inure to the benefit of and be binding upon the Servicer and each Purchaser and their respective successors and assigns.

Section 12.10 Recordation of Assignments of Mortgage.

     To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Servicer's expense, in the event recordation is either necessary or advisable in accordance with Acceptable Servicing Practices or under applicable law or is requested by the Purchaser at its sole option in the case of Mortgage Loans that are not registered on MERS.

Section 12.11 Assignment by Purchaser.

     The  Purchaser  shall  have the  right,  subject to the limits set forth in
Section 9.01 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing a Reconstitution Agreement (subject to the terms of Section 9.01) with the Servicer and such assignee, and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans (except with respect to any rights of indemnification pursuant to this Agreement, which rights shall survive any assignment or termination). All references to the Purchaser in this Agreement shall be deemed to include a reasonable assignee or designee (except with respect to any indemnification rights of the Purchaser under this Agreement), provided prior written notice of such assignee of designee has been given to the Servicer by the Purchaser. In the event the Purchaser assigns this Agreement, and the assignee assumes any of the Purchaser's obligations hereunder, the Servicer acknowledges and agrees to look solely to such assignee, and not the Purchaser, for performance of the obligations so assumed and the Purchaser shall be relieved from any liability to the Servicer with respect thereto, except with respect to any rights of indemnification pursuant to this Agreement, which rights shall survive any assignment or termination.

Section 12.12 Solicitation of Mortgagor.

     From and after the Closing Date, the Servicer agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Servicer's behalf, to personally, by telephone, mail or electronic mail, solicit the Mortgagor under any Mortgage Loan (on a targeted basis) for the purpose of refinancing such Mortgage Loan provided, however, that this limitation shall not prohibit the Servicer from soliciting such Mortgagor for purposes of prepayment, refinance or modification of any loan owned or serviced by the Servicer other than a Mortgage Loan. Notwithstanding the foregoing, it is understood and agreed that promotions, solicitations (including, without limitation, those for purposes of prepayment, refinance or modification) and other marketing activities undertaken by the Servicer or any of its affiliates which are directed to the general public at large or which are directed generally to a segment of the then existing customers of the Servicer or any of its affiliates, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio or television advertisements, the mailing of promotional materials to the Servicer's or its affiliates' deposit customers by inserting such materials into customer account statements shall not constitute solicitation under this Section and solicitations made on the basis of information acquired by the Servicer or its affiliates that indicates that a borrower may be planning to refinance, nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor. Language included on or in the Servicer 's website, interactive voice response system, coupon books or billing statements that is not specifically targeted at the borrower or obligor under any Mortgage Loan, shall not be deemed to constitute solicitations under Section
12.12. Notwithstanding anything to the contrary, this section shall not prohibit the Servicer or its agent or affiliates from serving the refinancing needs or other financial needs of a Mortgagor who, without solicitation, contacts the Servicer or its agents or affiliates directly.

Section 12.13 Further Agreements.

     Each of the Purchasers and the Servicer agrees to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 12.14 Confidential Information.

     The Servicer and the Purchaser shall keep confidential and shall not divulge to any other party, without the Purchaser's or the Servicer's, as applicable, prior written consent, the price paid by the Purchaser for the Mortgage Loans, except to the extent that it is reasonable and necessary for the Servicer or the Purchaser to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies. The restrictions set forth in this paragraph shall survive the termination of this Agreement.

     Each of the Purchasers and the Servicer agrees that it (i) shall comply with all applicable laws and regulations regarding the privacy or security of Consumer Information, (ii) shall not collect, create, use, store, access, disclose or otherwise handle Consumer Information in any manner inconsistent with any applicable laws or regulations regarding the privacy or security of Consumer Information, (iii) shall not disclose Consumer Information to any non-affiliated third party except to enforce or preserve its rights, as otherwise permitted or required by applicable law (or by regulatory authorities having jurisdiction in the premises) or, in the case of the Servicer, at the specific written direction of the Purchaser, (iv) shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Consumer Information, including maintaining security measures designed to meet the Interagency Guidelines Establishing Standards for Safeguarding Consumer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616 (as amended, supplemented or restated), and the rules promulgated thereunder and (v) shall promptly notify the other party in writing upon becoming aware of any actual breach and of any suspected breach of this section. The restrictions set forth in this paragraph shall survive the termination of this Agreement.

     The Servicer shall promptly provide any Purchaser's regulators reasonable information regarding such security measures upon the reasonable request of such Purchaser, which information shall include, but not be limited to, independent audit reports, summaries of test results or equivalent measures taken by the Servicer with respect to its security measures, as agreed upon by the parties.

Section 12.15 Exhibits.

     The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 12.16 General Interpretive Principles.

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

     (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

Section 12.17 Reproduction of Documents.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.


                               [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the Servicer and the Purchasers have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                                          SERVICER

                                          AURORA LOAN SERVICES LLC




                                          By: __________________________________
                                              Name:
                                              Title:


                                          SERVICING RIGHTS OWNER

                                          LEHMAN CAPITAL, A DIVISION OF
                                          LEHMAN BROTHERS HOLDINGS INC.




                                          By: __________________________________
                                              Name:
                                              Title:



                                          PURCHASERS

                                          LUMINENT MORTGAGE CAPITAL, INC.




                                          By: __________________________________
                                              Name:
                                              Title:



                                          MERCURY MORTGAGE FINANCE
                                          STATUTORY TRUST




                                          By: __________________________________
                                              Name:
                                              Title:

                                          MAIA MORTGAGE FINANCE STATUTORY TRUST




                                          By: __________________________________
                                              Name:
                                              Title:

                                    EXHIBIT A

            FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                              [DATE OF ASSIGNMENT]

     ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT dated ___________________, among _________________, a _________________ corporation having an office at
_________________   ("Assignor"),   _________________,   having   an  office  at
_________________ ("Assignee"), AURORA LOAN SERVICES LLC (the "Servicer"), having an office at 10350 Park Meadows Dr., Littleton, CO 80124, and LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC. (the "Seller"), as servicing rights owner:

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. With respect to the Mortgage Loans listed on Exhibit A hereto, the Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under that certain Flow Servicing Agreement, (the "Flow Servicing Agreement"), dated as of November 1, 2006, by and among Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust, Maia Mortgage Finance Statutory Trust, as purchasers (collectively, the "Purchasers", and individually, as the purchaser of any Mortgage Loan under the below-referenced Flow Sale Agreement, the "Purchaser"), the Servicer and the Seller, as servicing rights owner, and the Mortgage Loans delivered by the Seller to the Assignor pursuant to that certain Flow Sale Agreement, dated as of November 1, 2006, by and among the Seller and the Purchasers.

     2. The Assignor warrants and represents to, and covenants with, the Assignee that:

             a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

             b. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Flow Servicing Agreement or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Flow Servicing Agreement or the Mortgage Loans; and

             c. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "Securities Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

     3. That Assignee warrants and represent to, and covenants with, the Assignor and the Servicer pursuant to Section 12.11 of the Flow Servicing Agreement that:

             a. The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Flow Servicing Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Servicer and the Assignor all of the Assignor's obligations as Purchaser thereunder;

             b.  The Assignee's  address   for   purposes  of  all  notices  and
correspondence related to the Mortgage Loans and the Flow Servicing Agreement is:

                  [NAME AND ADDRESS OF ASSIGNEE]
                  Attention: __________________________
                  Telephone:  _________________________
                  Fax:  _______________________________

     The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Flow Servicing Agreement is:

                  For the account of [NAME OF ASSIGNEE]
                  A/C#:  ______________________________
                  ABA#:  ______________________________
                  Attention:  _________________________
                  Taxpayer ID#: _______________________

     4. Accuracy of the Servicing Agreement.

     The Servicer and the Assignor  represent  and warrant to the Assignee  that
(i) attached hereto as Exhibit B is a true, accurate and complete copy of the Flow Servicing Agreement and all amendments and modifications, if any, thereto,
(ii) the Flow Servicing Agreement has not been amended or modified in any respect, except as set forth in this Agreement, and (iii) no notice of termination has been given to the Servicer under the Flow Servicing Agreement. The Servicer represents and warrants that through the date hereof the Servicer has serviced the Mortgage Loans in accordance with the terms of the Flow Servicing Agreement.

     5. Recognition of Assignee.

     From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, the Servicer shall recognize the Assignee as the owner of the Mortgage Loans and the Servicer shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Flow Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Servicer, the Seller, the Assignor and the Assignee that the Flow Servicing Agreement shall be binding upon and inure to the benefit of the Seller and the Assignee and their respective successors and assigns.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement be executed by their duly authorized officers as of the date first above written.



[NAME OF ASSIGNOR]                              [NAME OF ASSIGNEE]

By:                                             By:  ___________________________

Name:                                           Name:  _________________________

Its:                                            Its:  __________________________





LEHMAN CAPITAL, A DIVISION OF                   AURORA LOAN SERVICES LLC
  LEHMAN BROTHERS HOLDINGS INC.,
   as Seller

By:  _________________________________          By:  ___________________________

Name:  _______________________________          Name:  _________________________

Its:  ________________________________          Its:  __________________________

                                    EXHIBIT A
             to the Assignment, Assumption and Recognition Agreement

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT B
             to the Assignment, Assumption and Recognition Agreement

                  EXECUTION COPIES OF FLOW SERVICING AGREEMENT

                                    EXHIBIT B

                             MORTGAGE LOAN DOCUMENTS

     With respect to each Mortgage Loan, the Mortgage Loan Documents shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Servicer in the Servicing File or delivered to the Custodian pursuant to Sections 2.03 of the Sales Agreement:

(a) the original Mortgage Note bearing all intervening endorsements and including any riders to the Mortgage Note endorsed "Pay to the order of _____________________________, without recourse and signed in the name of the previous owner by an authorized officer;

(b) the original of any guarantee executed in connection with the Mortgage Note (if any);

(c) the original Mortgage with evidence of recording thereon or, copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by the Seller indicating that such Mortgage has been delivered for recording. The return directions for the original Mortgage should indicate, when recorded, mail to the Seller;

(d) the originals of all assumption, modification, consolidation or extension agreements, (or, if an original of any of these documents has not been returned from the recording office, a certified copy thereof, the original to be delivered to the Seller forthwith after return from such recording office) with evidence of recording thereon, if any;

(e) the original Assignment of Mortgage as appropriate, in recordable form, for each Mortgage Loan to ___________, for Mortgage Loans that are not registered with MERS,

(f) the originals of any intervening recorded Assignments of Mortgage showing a complete chain of assignment from origination to the Seller, including warehousing assignments, with evidence of recording thereon, (or, if any original intervening Assignment of Mortgage has not been returned from the recording office, a certified copy thereof, the original to be delivered to the Custodian forthwith after return from such recording office);

(g) with respect to each Mortgage Loan, the original mortgage title insurance policy or attorney's opinion of title and abstract or a title commitment or title binder if an original title insurance policy has not been issued, or a duplicate copy of an original title insurance policy; and

(h) the original or copy of the PMI policy or certificate of insurance, where required; and

(i)  such  additional  documents,   instruments  and/or  agreements  as  may  be
     reasonably necessary or appropriate to accomplish the transfer.

                                    EXHIBIT C

                               CUSTODIAL AGREEMENT

                                   EXHIBIT D-1

                 FORM OF CUSTODIAL ACCOUNT CERTIFICATION NOTICE


                                                         _____________ __, 200__

To:

[____________]


As Servicer under the Servicing Agreement, dated as of [____] (the "Agreement"), among Aurora Loan Services LLC, as Servicer, Lehman Brothers Holdings Inc., as Servicing Rights Owner and certain owners as named therein, we hereby certify to you that we have established an account at [insert name of financial institution], as a Custodial Account pursuant to the Agreement, to be designated as "[_____]."

                                                AURORA LOAN SERVICES LLC


                                                By: ____________________________
                                                     Name:
                                                     Title:







                                     D-1-1

                                   EXHIBIT D-2

                   FORM OF ESCROW ACCOUNT CERTIFICATION NOTICE


                                                         _____________ __, 200__

To:

[____________]


As Servicer under the Servicing Agreement, dated as of [____] (the "Agreement"), among Aurora Loan Services LLC, as Servicer, Lehman Brothers Holdings Inc., as Servicing Rights Owner and certain owners as named therein, we hereby certify to you that we have established an account at [insert name of financial institution], as an Escrow Account pursuant to the Agreement, to be designated as "[_____]."

                                                AURORA LOAN SERVICES LLC


                                                By: ____________________________
                                                    Name:
                                                    Title:
















                                      D-2-1

                                                               EXHIBIT E

                                                       MONTHLY REMITTANCE ADVICE


FIELD NAME                                DESCRIPTION                                       FORMAT
----------                                -----------                                       ------
INVNUM                     INVESTOR LOAN NUMBER                                             Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                                   Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                      Number two decimals
                           BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                           REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED               Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                      Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                      DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                  Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                      Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                      DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                  Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE             Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                           Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE         Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                     Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                   Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                 Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                             Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                DD-MMM-YY
ACTCODE                    60 IF PAIDOFF, BLANK IF NOT APPLICABLE                           Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                      DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                          Number seven decimals
                                                                                            Example .0700000 for 7.00%
SFRATE                     SERVICE FEE RATE, REQUIRED                                       Number seven decimals
                                                                                            Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                                         Number seven decimals
                                                                                            Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                           Number two decimals
                           .00 IF PAIDOFF

                                                                E-1

                                           STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT
------------------------------------------------------------------------------------------------------------------------------------
Data Field                   Format                                                         Data Description
------------------------------------------------------------------------------------------------------------------------------------
% of MI coverage             NUMBER(6,5)                                                    The percent of coverage provided by the
                                                                                            PMI company in the event of loss on a
                                                                                            defaulted loan.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim filed date   DATE(MM/DD/YYYY)                                               Actual date that the claim was submitted
                                                                                            to the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual bankruptcy start date DATE(MM/DD/YYYY)                                               Actual date that the bankruptcy petition
                                                                                            is filed with the court.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim amount filed NUMBER(15,2)                                                   The amount of the claim that was filed
                                                                                            by the servicer with the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual discharge date        DATE(MM/DD/YYYY)                                               Actual date that the Discharge Order is
                                                                                            entered in the bankruptcy docket.
------------------------------------------------------------------------------------------------------------------------------------
Actual due date              DATE(MM/DD/YYYY)                                               Actual due date of the next outstanding
                                                                                            payment amount due from the mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction complete     DATE(MM/DD/YYYY)                                               Actual date that the eviction
date                                                                                        proceedings are completed by local
                                                                                            counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction start date   DATE(MM/DD/YYYY)                                               Actual date that the eviction
                                                                                            proceedings are commenced by local
                                                                                            counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual first legal date      DATE(MM/DD/YYYY)                                               Actual date that foreclosure counsel
                                                                                            filed the first legal action as defined
                                                                                            by state statute.
------------------------------------------------------------------------------------------------------------------------------------
Actual redemption end date   DATE(MM/DD/YYYY)                                               Actual date that the foreclosure
                                                                                            redemption period expires.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy chapter           VARCHAR2(2)    7= Chapter 7 filed    11=  Chapter 11 filed     Chapter of bankruptcy filed.
                                           12= Chapter 12 filed   13= Chapter 13 filed
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy flag              VARCHAR2(2)   Y=Active Bankruptcy    N=No Active Bankruptcy    Servicer defined indicator that
                                                                                            identifies that the property is an asset
                                                                                            in an active bankruptcy case.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Case Number       VARCHAR2(15)                                                   The court assigned case number of the
                                                                                            bankruptcy filed by a party with
                                                                                            interest in the property.
------------------------------------------------------------------------------------------------------------------------------------
MI claim amount paid         NUMBER(15,2)                                                   The amount paid to the servicer by thE
                                                                                            PMI company as a result of submitting an
                                                                                            MI claim.
------------------------------------------------------------------------------------------------------------------------------------


N                                                                    E-2

------------------------------------------------------------------------------------------------------------------------------------
Data Field                   Format                                                         Data Description
------------------------------------------------------------------------------------------------------------------------------------

MI claim funds received      DATE(MM/DD/YYYY)                                               Actual date that funds were received
date                                                                                        from the PMI company as a result of
                                                                                            transmitting an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
Current loan amount          NUMBER(10,2)                                                   Current unpaid principal balance of the
                                                                                            loan as of the date of reporting to
                                                                                            Aurora Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Date FC sale scheduled       DATE(MM/DD/YYYY)                                               Date that the foreclosure sale is
                                                                                            scheduled to be held.
------------------------------------------------------------------------------------------------------------------------------------
Date relief/dismissal        DATE(MM/DD/YYYY)                                               Actual date that the dismissal or relief
granted                                                                                     from stay order is entered by the
                                                                                            bankruptcy court.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer accepted      DATE(MM/DD/YYYY)                                               Actual date of acceptance of an REO
                                                                                            offer.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer received      DATE(MM/DD/YYYY)                                               Actual date of receipt of an REO offer.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value            NUMBER(10,2)                                                   Value obtained typically from a BPO
                                                                                            prior to foreclosure referral not
                                                                                            related to loss mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value source     VARCHAR2(15) BPO= Broker's Price Opinion                       Name of vendor or management company
                                          Appraisal=Appraisal                               that provided the delinquency valuation
                                                                                            amount.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value date       DATE(MM/DD/YYYY)                                               Date that the delinquency valuation
                                                                                            amount was completed by vendor or
                                                                                            property management company.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency flag             VARCHAR2(2)  Y= 90+ delinq. Not in FC, Bky or Loss mit         Servicer defined indicator that
                                          N=Less than 90 days                               identifies that the loan is delinquent
                                                                                            but is not involved in loss mitigation,
                                                                                            foreclosure, bankruptcy or REO.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure flag             VARCHAR2(2)  Y=Active foreclosure    N=No active               Servicer defined indicator that
                                                                                            identifies that the loan is involved in
                                                                                            foreclosureproceedings.
------------------------------------------------------------------------------------------------------------------------------------
Corporate expense balance    NUMBER(10,2)                                                   Total of all cumulative expenses
                                                                                            advanced by the servicer for non-escrow
                                                                                            expenses such as but not limited to:
                                                                                            FC fees and costs, bankruptcy fees and
                                                                                            costs, property preservation and
                                                                                            property inspections.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure attorney         DATE(MM/DD/YYYY)                                               Actual date that the loan was referred
referral date                                                                               to local counsel to begin foreclosure
                                                                                            proceedings.
------------------------------------------------------------------------------------------------------------------------------------

                                                           E-3


------------------------------------------------------------------------------------------------------------------------------------
Data Field                   Format                                                         Data Description
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation        NUMBER(15,2)                                                   Value obtained during the foreclosure
amount                                                                                      process.  Usually as a result of a BPO
                                                                                            and typically used to calculate the bid.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation date   DATE(MM/DD/YYYY)                                               Date that foreclosure valuation amount
                                                                                            was completed by vendor or property
                                                                                            management company.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation        VARCHAR2(80) BPO= Broker's Price Opinion  Appraisal=Appraisal  Name of vendor or management company
source                                                                                      that provided the foreclosure valuation
                                                                                            amount.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011A transmitted       DATE(MM/DD/YYYY)                                               Actual date that the FHA 27011A claim
date                                                                                        was submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011 B transmitted      DATE(MM/DD/YYYY)                                               Actual date that the FHA 27011B claim
date                                                                                        was submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
VA LGC/ FHA Case             VARCHAR2(15)                                                   Number that is assigned individually to
number                                                                                      the loan by either HUD or VA at the time
                                                                                            of origination.  The number is located
                                                                                            on the Loan Guarantee Certificate (LGC)
                                                                                            or the Mortgage Insurance Certificate
                                                                                            (MIC).
------------------------------------------------------------------------------------------------------------------------------------
FHA Part A funds received    DATE(MM/DD/YYYY)                                               Actual date that funds were received
date                                                                                        from HUD as a result of transmitting the
                                                                                            27011A claim.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure actual sale      DATE(MM/DD/YYYY)                                               Actual date that the foreclosure sale
date                                                                                        was held.
------------------------------------------------------------------------------------------------------------------------------------
Servicer loan number         VARCHAR2(15)                                                   Individual number that uniquely
                                                                                            identifies loan as defined by servicer.
------------------------------------------------------------------------------------------------------------------------------------
Loan type                    VARCHAR2(2)1=FHA Residential       2=VA Residential            Type of loan being serviced generally
                                        3=Conventional w/o PMI  4=Commercial                defined by the existence of certain
                                        5=FHA Project           6=Conventional w/PMI        types of insurance. (ie: FHA, VA,
                                        7=HUD 235/265           8=Daily Simple Interest     conventional insured, conventional
                                        9=Farm Loan               Loan                      uninsured, SBA, etc.)
                                        S=Sub prime             U=Unknown
------------------------------------------------------------------------------------------------------------------------------------
Loss mit approval date       DATE(MM/DD/YYYY)                                               The date determined that the servicer
                                                                                            and mortgagor agree to pursue a defined
                                                                                            loss mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit flag                VARCHAR2(2) Y= Active loss mitigation  N=No active loss        Servicer defined indicator that
                                                                      mitigation            identifies that the loan is involved in
                                                                                            completing a loss mitigation
                                                                                            alternative.
------------------------------------------------------------------------------------------------------------------------------------

                                                            E-4


------------------------------------------------------------------------------------------------------------------------------------
Data Field                   Format                                                         Data Description
------------------------------------------------------------------------------------------------------------------------------------
Loss mit removal date        DATE(MM/DD/YYYY)                                               The date that the mortgagor is denied
                                                                                            loss mitigation alternatives or the date
                                                                                            that the loss mitigation alternative is
                                                                                            completed resulting in a current or
                                                                                            liquidated loan.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit type                VARCHAR2(2) L= Loss Mitigation        LT=Litigation pending    The defined loss mitigation alternative
                                        NP=Pending non-performing  CH= Charge off           identified on the loss mit approval
                                           sale                    FB= Forbearance plan     date.
                                        DI=Deed in lieu            PC=Partial claim
                                        MO=Modification            VA=VA refunding
                                        SH=Short sale
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value               NUMBER(10,2)                                                   Value obtained typically from a BPO
                                                                                            prior to foreclosure sale intended to
                                                                                            aid in the completion of loss mitigation
                                                                                            activity.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value date          DATE(MM/DD/YYYY)                                               Name of vendor or management company
                                                                                            that provided the loss mitigation
                                                                                            valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value source        VARCHAR2(15) BPO= Broker's Price Opinion  Appraisal=Appraisal  Date that the loss mitigation valuation amount was completed by vendor or
                                                                                            property management company.
------------------------------------------------------------------------------------------------------------------------------------
MI certificate number        VARCHAR2(15)                                                   A number that is assigned individually
                                                                                            to the loan by the PMI company at the
                                                                                            time of origination.  Similar to the VA
                                                                                            LGC/FHA Case Number in purpose.
------------------------------------------------------------------------------------------------------------------------------------
LPMI Cost                    NUMBER(7,7)                                                    The current premium paid to the PMI
                                                                                            company for Lender Paid Mortgage
                                                                                            Insurance.
------------------------------------------------------------------------------------------------------------------------------------
Occupancy status             VARCHAR2(1)  O=Owner occupied           T=Tenant occupied      The most recent status of the property
                                          U=Unknown                  V=Vacant               regarding who if anyone is occupying the
                                                                                            property.  Typically a result of a
                                                                                            routine property inspection.
------------------------------------------------------------------------------------------------------------------------------------
First Vacancy date/          DATE(MM/DD/YYYY)                                               The date that the most recent occupancy
Occupancy status date                                                                       status was determined.   Typically the
                                                                                            date of the most recent property
                                                                                            inspection.
------------------------------------------------------------------------------------------------------------------------------------
Original loan amount         NUMBER(10,2)                                                   Amount of the contractual obligations
                                                                                            (ie: note and mortgage/deed of trust).
------------------------------------------------------------------------------------------------------------------------------------
Original value amount        NUMBER(10,2)                                                   Appraised value of property as of
                                                                                            origination typically determined through
                                                                                            the appraisal process.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 E-5

------------------------------------------------------------------------------------------------------------------------------------
Data Field                   Format                                                         Data Description
------------------------------------------------------------------------------------------------------------------------------------

Origination date             DATE(MM/DD/YYYY)                                               Date that the contractual obligations
                                                                                            (ie: note and mortgage/deed of trust) of
                                                                                            the mortgagor was executed.
------------------------------------------------------------------------------------------------------------------------------------
FHA Part B funds received    DATE(MM/DD/YYYY)                                               Actual date that funds were received
date                                                                                        from HUD as a result of transmitting the
                                                                                            27011B claim.
------------------------------------------------------------------------------------------------------------------------------------
Post petition due date       DATE(MM/DD/YYYY)                                               The post petition due date of a loan
                                                                                            involved in a chapter 13 bankruptcy.
------------------------------------------------------------------------------------------------------------------------------------
Property condition           VARCHAR2(2)  1=Excellent   2=Good                              Physical condition of the property as
                                          3=Average     4-Fair                              most recently reported to the servicer
                                          5=Poor        6=Very poor                         by vendor or property management
                                                                                            company.
------------------------------------------------------------------------------------------------------------------------------------
Property type                VARCHAR2(2)      1=Single family         2=Townhouse           Type of property secured by mortgage
                             3=Condo          4=Multifamily           5=Other               such as:  single family, 2-4 unit, etc.
                             6=Prefabricated  B=Commercial            C=Land only
                             7=Mobile home    U=Unknown               D=Farm
                             A=Church         P=PUD                   R=Row house
                             O=Co-op          M=Manufactured housing  24= 2-4 family
                             CT=Condotel      MU=Mixed use
------------------------------------------------------------------------------------------------------------------------------------
Reason for default           VARCHAR2(3)  001=Death of principal mtgr   02=Illness of       Cause of delinquency is identified by
                                  003=Illness of mtgr's family member      principal mtgr   mortgagor.
                                  004=Death of mtgr's family member     005=Marital difficulties
                                  006=Curtailment of income             007=Excessive obligations
                                  008=Abandonment of property           009=Distant employee transfer
                                  011=Property problem                  012=Inability to sell property
                                  013=Inability to rent property        014=Military service
                                  015=Other                             016=Unemployment
                                  017=Business failure                  019=Casualty loss
                                  022=Energy-Environment costs          023= Servicing problems
                                  026= Payment adjustment               027=Payment dispute
                                  029=Transfer ownership pending        030=Fraud
                                  031=Unable to contact borrower        INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
REO repaired value           NUMBER(10,2)                                                   The projected value of the property that
                                                                                            is adjusted from the "as is" value
                                                                                            assuming necessary repairs have been
                                                                                            made to the property as determined by
                                                                                            the vendor/property management company.
------------------------------------------------------------------------------------------------------------------------------------
REO list price adjustment    NUMBER(15,2)                                                   The most recent listing/pricing amount
amount                                                                                      as updated by the servicer for REO
                                                                                            properties.
----------------------------------------------------_-------------------------------------------------------------------------------

                                                                  E-6


------------------------------------------------------------------------------------------------------------------------------------
Data Field                   Format                                                         Data Description
------------------------------------------------------------------------------------------------------------------------------------
REO list price adjustment    DATE(MM/DD/YYYY)                                               The most recent date that the servicer
date                                                                                        advised the agent to make an adjustment
                                                                                            to the REO listing price.
------------------------------------------------------------------------------------------------------------------------------------
REO value (as is)            NUMBER(10,2)                                                   The value of the property without making
                                                                                            any repairs as determined by the vendor/
                                                                                            property management company.
------------------------------------------------------------------------------------------------------------------------------------
REO actual closing date      DATE(MM/DD/YYYY)                                               The actual date that the sale of the REO
                                                                                            property closed escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO flag                     VARCHAR2(7)       Y=Active REO         N=No active REO         Servicer defined indicator that
                                                                                            identifies that the property is now Real
                                                                                            Estate Owned.
------------------------------------------------------------------------------------------------------------------------------------
REO original list date       DATE(MM/DD/YYYY)                                               The initial/first date that the property
                                                                                            was listed with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO original list price      NUMBER(15,2)                                                   The initial/first price that was used to
                                                                                            list the property with an agent as an
                                                                                            REO.
------------------------------------------------------------------------------------------------------------------------------------
REO net sales proceeds       NUMBER(10,2)                                                   The actual REO sales price less closing
                                                                                            costs paid.  The net sales proceeds are
                                                                                            identified within the HUD1 settlement
                                                                                            statement.
------------------------------------------------------------------------------------------------------------------------------------
REO sales price              NUMBER(10,2)                                                   Actual sales price agreed upon by both
                                                                                            the purchaser and servicer as documented
                                                                                            on the HUD1 settlement statement.
------------------------------------------------------------------------------------------------------------------------------------
REO scheduled close date     DATE(MM/DD/YYYY)                                               The date that the sale of the REO
                                                                                            property is scheduled to close escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO value date               DATE(MM/DD/YYYY)                                               Date that the vendor or management
                                                                                            company completed the valuation of the
                                                                                            property resulting in the REO value
                                                                                            (as is).
------------------------------------------------------------------------------------------------------------------------------------
REO value source             VARCHAR2(15) BPO= Broker's Price Opinion Appraisal=Appraisal   Name of vendor or management company
                                                                                            that provided the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------
Repay first due date         DATE(MM/DD/YYYY)                                               The due date of the first scheduled
                                                                                            payment due under a forbearance or
                                                                                            repayment plan agreed to by both the
                                                                                            mortgagor and servicer.
------------------------------------------------------------------------------------------------------------------------------------
Repay next due date          DATE(MM/DD/YYYY)                                               The due date of the next outstanding
                                                                                            payment due under a forbearance or
                                                                                            repayment plan agreed to by both the
                                                                                            mortgagor and servicer.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   E-7

------------------------------------------------------------------------------------------------------------------------------------
Data Field                   Format                                                         Data Description
------------------------------------------------------------------------------------------------------------------------------------
Repay plan                   DATE(MM/DD/YYYY)                                               The servicer defined date upon which the
broken/reinstated/closed                                                                    servicer considers that the plan is no
date                                                                                        longer in effect as a result of plan
                                                                                            completion or mortgagor's failure to
                                                                                            remit payments as scheduled.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan created date      DATE(MM/DD/YYYY)                                               The date that both the mortgagor and
                                                                                            servicer agree to the terms of a
                                                                                            forbearance or repayment plan.
------------------------------------------------------------------------------------------------------------------------------------
SBO loan number              NUMBER(9)                                                      Individual number that uniquely
                                                                                            identifies loan as defined by Aurora
                                                                                            Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Escrow balance/advance       NUMBER(10,2)                                                   The positive or negative account balance
balance                                                                                     that is dedicated to payment of hazard
                                                                                            insurance, property taxes, MI, etc.
                                                                                           (escrow items only)
------------------------------------------------------------------------------------------------------------------------------------
Title approval letter        DATE(MM/DD/YYYY)                                               The actual date that the title approval
received date                                                                               was received as set forth in the HUD
                                                                                            title approval letter.
------------------------------------------------------------------------------------------------------------------------------------
Title package HUD/VA date    DATE(MM/DD/YYYY)                                               The actual date that the title package
                                                                                            was submitted to either HUD or VA.
------------------------------------------------------------------------------------------------------------------------------------
VA claim funds received date DATE(MM/DD/YYYY)                                               The actual date that funds were received
                                                                                            by the servicer from the VA for the
                                                                                            expense claim submitted by the servicer.
------------------------------------------------------------------------------------------------------------------------------------
VA claim submitted date      DATE(MM/DD/YYYY)                                               The actual date that the expense claim
                                                                                            was submitted by the servicer to the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds received      NUMBER(15,2)                                                   The amount of funds received by the
amount                                                                                      servicer from VA as a result of the
                                                                                            specified bid.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds received      DATE(MM/DD/YYYY)                                               The date that the funds from the
date                                                                                        specified bid were received by the
                                                                                            servicer from the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA NOE submitted date        DATE(MM/DD/YYYY)                                               Actual date that the Notice of Election
                                                                                            to Convey was submitted to the VA.
------------------------------------------------------------------------------------------------------------------------------------
Zip Code                     VARCHAR2(5)                                                    US postal zip code that corresponds to
                                                                                            property location.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      E-8


------------------------------------------------------------------------------------------------------------------------------------
Data Field                   Format                                                            Data Description
------------------------------------------------------------------------------------------------------------------------------------
FNMA Delinquency status code VARCHAR2(3)      09=Forbearance         17=Preforeclosure sale    The code is electronically reported
                             24=Drug seizure  26=Refinance           27=Assumption             to FNMA by the servicer that reflects
                             28=Modification  29=Charge-off          30=Third-party sale       the current defaulted status of a
                             31=Probate       32=Military indulgence 43=Foreclosure            loan. (ie: 65, 67, 43 or 44)
                             44=Deed-in-lieu  49=Assignment          61=Second lien
                             62=VA no-bid     63=VA Refund              considerations
                             65-Ch. 7 bankruptcy                     64=VA buydown
                                              66=Ch. 11 bankruptcy   67=Ch. 13 bankruptcy
------------------------------------------------------------------------------------------------------------------------------------
FNMA delinquency reason      VARCHAR2(3) 001=Death of principal mtgr 002=Illness of principal  The code that is electronically
code                         003=Illness of mtgr's family member     004=Death of mtgr's       reported to FNMA by the servicer that
                             005=Marital difficulties                    family member         describes the circumstance that
                             007=Excessive obligations               006=Curtailment of income appears to be the primary
                             009=Distant employee transfer           008=Abandonment of        contributing factor to the
                             012=Inability to sell property              property              delinquency.
                             014=Military service                    011=Property problem
                             016=Unemployment                        013=Inability to rent
                             019=Casualty loss                           property
                             023= Servicing problems                 015=Other
                             027=Payment dispute                     017=Business failure
                             030=Fraud                               022=Energy-Environment
                             INC=Incarceration                           costs
                                                                     026=Payment adjustment
                                                                     029=Transfer of ownership
                                                                         pending
                                                                     031=Unable to contact
                                                                         borrower
------------------------------------------------------------------------------------------------------------------------------------
Suspense balance             NUMBER(10,2)                                                      Money submitted to the servicer,
                                                                                               credited to the mortgagor's account
                                                                                               but not allocated to  principal,
                                                                                               interest, escrow, etc.
------------------------------------------------------------------------------------------------------------------------------------
Restricted escrow balance    NUMBER(10,2)                                                      Money held in escrow by the mortgage
                                                                                               company through completion of repairs
                                                                                               to property.
------------------------------------------------------------------------------------------------------------------------------------
Investor number              NUMBER (10,2)                                                     Unique number assigned to a group of
                                                                                               loans in the servicing system.
------------------------------------------------------------------------------------------------------------------------------------


                                                                       E-9

                                    EXHIBIT F

                                   [Reserved]


































                                    F-1 G-2

                                    EXHIBIT G

                           FORM OF LIQUIDATION REPORT


Calculation of Realized Loss/Gain Form 332- Instruction Sheet

     1. The numbers on the form correspond with the numbers listed below.

     Liquidation  and  Acquisition  Expenses:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

     13.  The total of lines 1 through 12.

     Credits:

     14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

     22.  The total of lines 14 through 21.

     Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

                             WELLS FARGO BANK, N.A.

                        CALCULATION OF REALIZED LOSS/GAIN

  Prepared by:  __________________                     Date:  _______________
  Phone:  ______________________   Email Address:_____________________

 ------------------------       ----------------------       -------------------
    Servicer Loan No.               Servicer Name             Servicer Address

-------------------------       ----------------------    ----------------------


  WELLS FARGO BANK, N.A. Loan No._____________________________
  Borrower's Name:________________________________________________________
  Property Address:____________________________________________________________
  Liquidation and Acquisition Expenses:

  (1)  Actual Unpaid Principal Balance of Mortgage Loan         $ ______________(1)
  (2)  Interest accrued at Net Rate                             ________________(2)
  (3)  Accrued Servicing Fees                                   ________________(3)
  (4)  Attorney's Fees                                          ________________(4)
  (5)  Taxes                                                    ________________(5)
  (6)  Property Maintenance                                     ________________(6)
  (7)  MI/Hazard Insurance Premiums                             ________________(7)
  (8)  Utility Expenses                                         ________________(8)
  (9)  Appraisal/BPO                                            ________________(9)
  (10) Property Inspections                                     ________________(10)
  (11) FC Costs/Other Legal Expenses                            ________________(11)
  (12) Other (itemize)                                          $________________(12)
                  Cash for Keys________________________          ________________
                  HOA/Condo Fees_______________________          ________________
                  _____________________________________          ________________
                  _____________________________________          ________________
                  Total Expenses                                $ _______________(13)
         Credits:
         (14) Escrow Balance                                    $ _______________(14)
         (15) HIP Refund                                          _______________ (15)
         (16) Rental Receipts                                     _______________ (16)
         (17) Hazard Loss Proceeds                                _______________ (17)
         (18) Primary Mortgage Insurance Proceeds                 _______________ (18)
         (19) Pool Insurance Proceeds                             _______________ (19)
         (20) Proceeds from Sale of Acquired Property             _______________ (20)
         (21) Other (itemize)                                     _______________ (21)
              _________________________________________           _______________
              _________________________________________           _______________
              Total Credits                                      $_______________(22)

         Total Realized Loss (or Amount of Gain)                 $_______________(23)

                                    EXHIBIT H


                        REGULATION AB COMPLIANCE ADDENDUM


                                    ARTICLE I
                                  DEFINED TERMS

     Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

Commission: The United States Securities and Exchange Commission.

Servicer Information: As defined in Section 2.07(a).

Exchange Act: The Securities Exchange Act of 1934, as amended.

Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents.

Public Securitization Transaction. Any transaction involving either 91) a sale or other transfer of some or all of he Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered mortgage-backed securities or (2) an issuance of publicly offered securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Securities Act: The Securities Act of 1933, as amended.

Servicer: As defined in Section 2.03(c).

Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Static  Pool   Information:   Static  pool  information  as  described  in  Item
1l05(a)(l)-(3) and 1105(c) of Regulation AB.

Subcontractor: Any vendor, subcontractor or other Person determined by the Servicer that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item l122(d) of Regulation AB (including, without limitation, Instruction 2 thereof) with respect to Mortgage Loans in any Reconstitution Agreement under the direction or authority of the Servicer or a Subservicer.

Subservicer: Any Person determined by the Servicer that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

                                   ARTICLE II
                          COMPLIANCE WITH REGULATION AB

     Section 2.01. Intent of the Parties; Reasonableness.

     The  Purchaser and the Servicer  acknowledge  and agree that the purpose of
Article II of this Reg AB Addendum is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Servicer acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. Except to the extent set forth in the Regulation AB Addendum, references in this Regulation AB Addendum to compliance with Regulation AB include provision of comparable disclosure in private offerings.

     None of the Purchaser, any Master Servicer nor the Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time and agrees to reasonably amend this Agreement to comply with requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.

     The Purchaser (including any of its assignees or designees), the Master Servicer and the Depositor shall reasonably cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with this Regulation AB.

     Section 2.02. Additional Representations and Warranties of the Servicer.

     (a) In connection with a Securitization Transaction, the Servicer represents to the Purchaser, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 2.03 that, except as disclosed in writing to the Purchaser, such Master Servicer or such Depositor prior to such date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer;
(ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under the related Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal proceedings pending or known to be contemplated by governmental authorities against the Servicer or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified in writing in the related Reconstitution Agreement of a type described in Item 1119 of Regulation AB.

     (b) If so requested by the Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 2.03, the Servicer shall endeavor within five Business Days but in no event later than ten following such request, to confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

     Section 2.03. Information to Be Provided by the Servicer.

     In connection with any Securitization Transaction, the Servicer shall (i) within ten Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (d) and (e) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Servicer, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (b) of this Section.

     (a) If so requested by the Purchaser or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include:

          (A) the Servicer's form of organization;

          (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under the Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

               (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

               (2) the extent of outsourcing the Servicer utilizes;

               (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

               (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

               (5) such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB, which information shall be identified in any applicable Reconstitution Agreement;

          (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under the Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

          (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Servicer of its servicing obligations under the Agreement or any Reconstitution Agreement;

          (E)  information  regarding  advances  made  by  the  Servicer  on the
     Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

          (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

          (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

          (H) information as to how the Servicer defines or determines delinquencies and chargeoffs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;

          (I) a description of any material legal proceedings pending or known to be contemplated by governmental authorities against the Servicer; and

          (J) a description of any affiliation (of a type described in Item 1119 of Regulation AB) between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization Transaction and in the Reconstitution Agreement:

                      (1)      any servicer;
                      (2)      any trustee;
                      (3)      any originator;
                      (4)      any significant obligor;
                      (5)      any enhancement or support provider; and
                      (6)      any other material transaction party.

provided, in the event of a conflict between the obligations contained in this subsection (a) and the requirements of Regulation AB, the requirements of Regulation AB shall control.

     (b) For the purpose of satisfying the reporting obligations under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) in a commercially reasonable manner notify the Purchaser, any Master Servicer and the Depositor in writing of
(A) any material legal proceedings pending or known to be contemplated by governmental authorities involving the Servicer or any Subservicer, and (B) any affiliations (of a type described in Item 1119 of Regulation AB) that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (ii) provide to the Purchaser and any Depositor a description of such proceedings or affiliations identified in clauses (A) or (B) of this paragraph.

     (c) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under the Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Purchaser, any Master Servicer, and the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser, any Master Servicer or the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

     (d) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of the Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the Master Servicer notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

          (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation
     AB); and

          (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB).

     (e) Upon request, the Servicer shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement.

     Section 2.04. Servicer Compliance Statement.

     On or before March 15 of each calendar year, commencing in 2007, the Servicer shall deliver to the Purchaser, any Master Servicer and any Depositor a statement of compliance addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

     Section 2.05. Report on Assessment of Compliance and Attestation.

     (a) In connection with any Public Securitization Transaction, on or before March 15 of each calendar year, commencing in 2007, the Servicer shall:

          (i) deliver to the Purchaser, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser, such Master Servicer and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the "Applicable Servicing Criteria" specified on Exhibit B hereto;

          (ii) deliver to the Purchaser, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

          (iii) cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 2.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB and deliver to the Purchaser, any Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs
     (a) and (b) of this Section; and

     (b) In connection with any Public Securitization Transaction, on or before March 15 of the year following the closing of the Securitization Transaction, and on or before March 15 in each subsequent calendar year if so advised by the Purchaser, the Depositor or the Master Servicer, the Servicer shall deliver, and cause each Subservicer and Subcontractor described in clause (iii) to provide, to the Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an authorized signatory of the Servicer, in the form attached hereto as Exhibit A.

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

     (c) Each  assessment  of compliance  provided by a Subservicer  pursuant to
Section 2.05(a)(iii) shall address each of the Servicing Criteria specified in Exhibit B hereto. An assessment of compliance provided by a Subcontractor pursuant to Section 2.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 2.06.

     Section 2.06. Use of Subservicers and Subcontractors.

     The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under the Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under the Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

     (a) It shall not be necessary for the Servicer to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subservicer. In connection with a Public Securitization Transaction the Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 2.02, 2.03( c), (e), (f) and (g), 2.04, 2.05 and 2.07
of this Reg AB  Addendum  to the same  extent  as if such  Subservicer  were the
Servicer, and to provide the information required with respect to such Subservicer under Section 2.03(d) of this Reg AB Addendum. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 2.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 2.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 2.05 as and when required to be delivered.

     (b) It shall not be necessary for the Servicer to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the
Purchaser,  any  Master  Servicer  and any  Depositor  (or any  designee  of the
Depositor, such as an administrator) a written description (in form and substance satisfactory to the Purchaser, such Depositor and such Master
Servicer) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor and (ii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (i) of this paragraph.

     In connection with a Public Securitization Transaction, as a condition to the utilization of any Subcontractor, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 2.05 and 2.07 of this Reg AB Addendum to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subservicer and such Subcontractor under Section 2.05, in each case as and when required to be delivered.

     Section 2.07. Indemnification; Remedies.

     (a) The Servicer shall indemnify the Purchaser, each affiliate of the Purchaser that has entered into the applicable Reconstitution Agreement, and each of the following parties participating in a Securitization Transaction, to the extent identified in such Reconstitution Agreement: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers and employees of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided under this Article II by or on behalf of the Servicer, or provided under this Article II by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

          (ii) any material breach by the Servicer of its obligations under this
     Article II, including particularly any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article II, including any failure by the Servicer to identify pursuant to Section 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

          (iii) any breach by the Servicer of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 2.02(b) to the extent made as of a date subsequent to such closing date; or

          (iv) the negligence, bad faith or willful misconduct of the Servicer in connection with its performance under this Article II.

provided, for claims of an alleged untrue statement of fact or alleged omission, the Purchaser shall not enter into any settlement of any such claim without the consent of Servicer, which consent shall not be unreasonably withheld and that the Servicer shall not be subject to the indemnification provisions of this clause (a) if such claims are made without merit or not in good faith; provided, further, that in no event shall the Servicer be liable for any indirect, incidental, special exemplary or consequential damages.

     In the case of any failure of performance described in clause (a)(ii) of this Section, the Servicer shall promptly reimburse the Purchaser, any
Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

     (b) (i) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article II, or any breach by the Servicer of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 2.02(b) to the extent made as of a date subsequent to such closing date and which, except as provided in clause (ii) of this paragraph, continues unremedied for three Business Days after the date on which such information, report, certification was required to be delivered, shall constitute an Event of Default with respect to the Servicer under the Agreement and the applicable Reconstitution Agreement, and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under the Agreement and/or such applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer (and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction) other than Servicing Fees and related compensation already earned and the reimbursement of Monthly Advances and Servicing Advances; provided that to the extent that any provision of the Agreement and/or such applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

          (ii) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 2.04 or 2.05, including any failure by the Servicer to identify pursuant to Section 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, shall immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under the Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under the Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer (other than Servicing Fees and related compensation already earned and the reimbursement of Monthly Advances and Servicing Advances); provided that to the extent that any provision of the Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

          Neither the Purchaser, any Master Servicer nor any Depositor shall be entitled to terminate the rights and obligations of the Servicer pursuant to this subparagraph (b)(ii) if a failure of the Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

          (iii) The Servicer shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee identified in the related Reconstitution Agreement) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of the Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

     (c) The Purchaser shall indemnify the Seller, each Person who controls the Servicer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers and employees of each of the foregoing (each, a "Seller Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them sustain arising out of or based upon (1) (a) any untrue statement of a material fact contained or alleged to be contained in any offering materials related to a Securitization Transaction, including without limitation the registration statement, prospectus, prospectus supplement, any private placement memorandum, any offering circular, any computational materials, and any amendments or supplements to the foregoing (collectively,  the "Securitization  Materials") or
(b) the omission or alleged omission to state in the Securitization Materials a material fact required to be stated in the Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission arising out of, resulting from, or based upon the Seller Information and (2) the negligence, bad faith or willful misconduct of any party to the Securitization Transaction other then the Seller. This indemnification shall survive the termination of this Agreement or the termination of any part to this Agreement.

     (d) If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the indemnifying party agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the indemnifying party on the other.


     (e) The indemnification provided for herein shall survive the termination of this Agreement or the termination of any party to this Agreement.

     Section 2.08. Third-Party Beneficiary.

     For purposes of this Article II and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

                                    EXHIBIT A
                      TO REGULATION AB COMPLIANCE ADDENDUM

                          FORM OF ANNUAL CERTIFICATION

         Re:     The [               ] agreement dated as of [      ], 200[ ]
                 (the "Agreement"), among [IDENTIFY PARTIES]

     I, ________________________________,  the _____________________ of [NAME OF
SERVICER] (the "Servicer"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

     (1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Servicer Servicing Information");

     (2) Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

     (3) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

     (4) I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

     (5) The Compliance Statement required to be delivered by the Servicer pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                             Date:    __________________________


                                             By:      __________________________
                                                      Name:
                                                      Title:

                                    EXHIBIT B
                      TO REGULATION AB COMPLIANCE ADDENDUM

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by [the Servicer] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";


----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                                                                                      Servicing
                                       Servicing Criteria                                             Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                                           General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------
                       Policies and procedures are instituted to monitor any performance or               X
                       other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(i)
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)         If any material servicing activities are outsourced to third parties,              X
                       policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)        Any requirements in the transaction agreements to maintain a back-up              N/A
                       servicer for the mortgage loans are maintained.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)         A fidelity bond and errors and omissions policy is in effect on the                X
                       party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                          Cash Collection and Administration
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)          Payments on mortgage loans are deposited into the appropriate custodial            X
                       bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)         Disbursements made via wire transfer on behalf of an obligor or to an              X
                       investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)        Advances of funds or guarantees regarding collections, cash flows or               X
                       distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)         The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are
                       separately maintained (e.g., with respect to commingling of cash) as set           X
                       forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                                      H-15

----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                                                                                      Servicing
                                       Servicing Criteria                                             Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)          Each custodial account is maintained at a federally insured depository             X
                       institution as set forth in the transaction agreements.  For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities
                       Exchange Act.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent unauthorized access.              X
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)        Reconciliations are prepared on a monthly basis for all asset-backed               X
                       securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A)
                       mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction  agreements; (C) reviewed and approved by someone other than the person  who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90  calendar days of their original identification, or such other number of  days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                          Investor Remittances and Reporting
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)          Reports to investors, including those to be filed with the Commission,             X
                       are maintained in accordance with the transaction agreements and applicable Commission requirements.  Specifically, such reports (A) are prepared in accordance with timeframes and other terms
                       set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as  to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)         Amounts due to investors are allocated and remitted in accordance with             X
                       timeframes, distribution priority and other terms set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)        Disbursements made to an investor are posted within two business days to
                       the Servicer's investor records, or such other number of days specified            X
                       in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)         Amounts remitted to investors per the investor reports agree with                  X
                       cancelled checks, or other form of payment, or custodial bank statements.
----------------------------------------------------------------------------------------------------------------------

                                      H-16

----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                                                                                      Servicing
                                       Servicing Criteria                                             Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------

                                               Pool Asset Administration
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)          Collateral or security on mortgage loans is maintained as required by              X
                       the transaction agreements or related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)         Mortgage loan and related documents are safeguarded as required by the             X
                       transaction agreements
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)        Any additions, removals or substitutions to the asset pool are made,               X
                       reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)         Payments on mortgage loans, including any payoffs, made in accordance              X
                       with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)          The Servicer's records regarding the mortgage loans agree with the                 X
                       Servicer's records with respect to an obligor's unpaid principal balance.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)         Changes with respect to the terms or status of an obligor's mortgage               X
                       loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)        Loss mitigation or recovery actions (e.g., forbearance plans,                      X
                       modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)       Records documenting collection efforts are maintained during the period            X
                       a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------------------

                                     H-17


----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                                                                                      Servicing
                                       Servicing Criteria                                             Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)         Adjustments to interest rates or rates of return for mortgage loans with           X
                       variable rates are computed based on the related mortgage loan documents.
-------------------------------------------------------------------------------------------------
1122(d)(4)(x)          Regarding any funds held in trust for an obligor (such as escrow                   X
                       accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)         Payments made on behalf of an obligor (such as tax or insurance                    X
                       payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)        Any late payment penalties in connection with any payment to be made on            X
                       behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)       Disbursements made on behalf of an obligor are posted within two                   X
                       business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)        Delinquencies, charge-offs and uncollectible accounts are recognized and           X
                       recorded in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)         Any external enhancement or other support, identified in Item 1114(a)(1)          N/A
                       through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------





                                    EXHIBIT I

                      SPECIAL FORECLOSURE RIGHTS PROVISIONS

1.   The Servicer  shall include in its monthly  servicing  reports  pursuant to
     Section 5.02 a code indicating the date that each Mortgage Loan was paid through, and each Mortgage Loan that is in foreclosure or similar proceedings.

2. Within five Business Days of its receipt of the monthly servicing report with respect to any Mortgage Loan that is indicated to be 90 days past due (based upon the "paid through" date), the holder of all the outstanding securities of the most subordinated class of securities (the "Securityholder") shall notify both the Servicer and Master Servicer if it objects to foreclosure proceedings.

3. If the Securityholder does not object pursuant to section 2 above, the Servicer shall continue to service the Mortgage Loan in accordance with the provisions of the Servicing Agreement (as reconstituted).

4. If the Securityholder timely and affirmatively objects pursuant to section 2 above, then the Securityholder shall instruct the Master Servicer (with a copy to the Servicer) to hire three appraisal firms selected by the Master Servicer in its reasonable discretion, to compute the fair value of the Mortgaged Property securing the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "Fair Value Price"), in each case no later than 30 days from the date of such Securityholder objection. The Securityholder will provide the Master Servicer with contact information for no fewer than five local appraisal firms within five Business Days after receiving such instruction. All costs relating to the computation of the Fair Value Prices shall be for the account of the Securityholder and shall be paid by the Securityholder at the time that such Mortgage Loan is purchased by the Securityholder.

          (a) If the Master Servicer shall have received three Fair Value Prices by the expiration of such 30-day period, then the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan (the "Unpaid Principal Balance") and (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

          (b) If the Master Servicer shall not have received three Fair Value Prices by the end of the 30-day period set forth above, then:

               (1) If the Master Servicer shall have received only two Fair Value Prices by the end of such 30-day period, then the Master Servicer shall determine, in its reasonable discretion, the fair value of the Mortgaged Property and other collateral relating to such Mortgage Loan (such fair value, the "Master Servicer's Fair Value Price") and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the average of such Fair Value Prices determined by such appraisal firms and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (2) If the Master Servicer shall have received only one Fair Value Price by the end of such 30-day period, then the Master Servicer will determine the Master Servicer's Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the Fair Value Price determined by such appraisal firm and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (3) If the Master Servicer shall not have received any such Fair Value Prices by the end of such 30-day period, then the Master Servicer will determine the Master Servicer's Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (1) the Unpaid Principal Balance thereof and (2) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (4) If the Master Servicer has not received three Fair Value Prices by the end of such 30-day period, it shall continue for the next 30 days to try to obtain three Fair Value Prices. Upon the earlier of the date that it obtains the three Fair Value Prices, or the end of the 30-day extension, the Master Servicer shall recalculate the price payable pursuant to this Exhibit and, within five Business Days thereafter, (i) the Securityholder shall pay the Servicer the positive difference between the recalculated purchase price, and the price actually paid by it, or (ii) the Servicer shall refund to the Securityholder the positive difference between the purchase price actually paid by the Securityholder, and the recalculated purchase price.

5. If the Securityholder shall fail to purchase a Mortgage Loan following its objection pursuant to section 2 above, it shall forfeit any right to purchase such Mortgage Loan or direct any proceedings with respect thereto.

6. Any notice, confirmation, instruction or objection pursuant to sections 1 or 2 above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Securityholder may agree to from time to time.

7. For the avoidance of doubt, the Securityholder's rights set forth in this Exhibit are intended to provide the Securityholder, for so long as it has not forfeited its right under section 4 hereof as set forth in section 4 above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

8. In the event that the Securityholder purchases any Mortgage Loan pursuant to this Exhibit, the Servicer and the Securityholder will work together in good faith to take any and all actions necessary to effect such purchase, including, but not limited to, the preparation and execution of any endorsements or assignments of the Mortgage Loan documents, all at the expense of the Securityholder.

9. The Master Servicer shall promptly deliver any written notices that it receives under this Exhibit to the Securityholder, and shall provide copies of each Fair Value Price appraisal and Master Servicer's Fair Value Price with respect to any Mortgage Loan to the Servicer.

10. The Master Servicer shall provide copies of each Fair Value Price and any written supporting materials it receives to any securities insurer within ten days of receipt of such items by the Master Servicer.